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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
3D SYSTEMS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3D SYSTEMS CORPORATION
26081 Avenue Hall
Valencia, California 91355

March    , 2004

Dear Fellow Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of 3D Systems Corporation scheduled to be held on Wednesday, May 19, 2004 at 10:00 a.m., P.D.T., at the offices of the Company at 26081 Avenue Hall, Valencia, California 91355. Your Board of Directors and senior management look forward to greeting you at the meeting.

        At the meeting, you will be asked to vote on amendments to the Company's Certificate of Incorporation to effectively repeal provisions that require the Company to have a classified board of directors and that limit certain other rights the Board of Directors believes you should have as a stockholder. The repeal of these provisions requires the affirmative vote of at least two-thirds of the Company's shares entitled to vote, so it is particularly important that you vote your shares in favor of these amendments.

        You will also be asked to elect two Class II directors, to adopt a new 2004 Incentive Stock Plan, to adopt a new Restricted Stock Plan for Non-Employee Directors, and to ratify the selection of BDO Seidman, LLP as the Company's independent auditor for 2004. These proposals are important, and we urge you to vote in favor of them.

        Regardless of the number of shares of Common Stock or Series B Preferred Stock you own, it is important that your shares are represented and voted at the annual meeting. Votes may be cast by telephone or by mail. Instructions for voting by telephone are set forth in the attached Proxy Statement and on the enclosed proxy card. You may vote your shares by mail by signing, dating and mailing the enclosed proxy in the enclosed postage-paid return envelope. Please vote today to ensure your votes are counted.

        On behalf of your Board of Directors, we thank you for your continued support.

                      Sincerely,

                      Abraham N. Reichental
                       President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2004

        The Annual Meeting of Stockholders of 3D Systems Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 2004 at 10:00 a.m., P.D.T., at the offices of the Company at 26081 Avenue Hall, Valencia, California 91355, for the following purposes:

  •
  To elect two Class II directors to serve three-year terms;

  •
  To approve five separate amendments to the Company's Certificate of Incorporation, including:

  •
  Amending Article Fifth to delete the current prohibition on stockholders calling special meetings of stockholders;

  •
  Amending Article Sixth to eliminate the classified Board of Directors structure currently in place and the requirement that Directors may only be removed from office for cause;

  •
  Amending Article Seventh to eliminate the restriction on stockholder actions by written consent;

  •
  Amending Article Tenth to eliminate the Board of Directors' exclusive authority to adopt, repeal, alter, amend or rescind the Company's Bylaws;

  •
  Amending Article Eleventh to eliminate the supermajority voting requirement for amendments to Articles Fifth, Sixth, portions of Article Seventh, Article Tenth and Article Eleventh;

  •
  To approve the 2004 Incentive Stock Plan;

  •
  To approve a new Restricted Stock Plan for Non-Employee Directors;

  •
  To ratify the selection of BDO Seidman, LLP as the Company's independent auditor for 2004; and

  •
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        These items are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 24, 2004 as the record date for the determining the Company stockholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report on Form 10-K is enclosed, and additional copies are available upon request.

        We urge you to attend the Annual Meeting so we can review the past year with you, listen to your suggestions, and answer any questions you may have. It is important that as many stockholders as possible are represented at the Annual Meeting, so please review the attached Proxy Statement promptly and vote your shares today by following the instructions for voting in the attached Proxy Statement and on the enclosed proxy card. Even if you plan to attend the Annual Meeting in person, please vote today to ensure your votes are counted, in case your plans change. If you are a stockholder of record and do attend the Annual Meeting in person, you will be able to vote your shares personally at the meeting if you so desire, even if you previously voted.

                      By Order of the Board of Directors
                      Robert M. Grace, Jr.
                      Secretary

Valencia, California
March    , 2004

i

PRELIMINARY COPY
SUBJECT TO COMPLETION
DATED MARCH 19, 2004

3D SYSTEMS CORPORATION
26081 Avenue Hall
Valencia, California 91355

PROXY STATEMENT
Dated March    , 2004

For the Annual Meeting of Stockholders
To Be Held on May 19, 2004

GENERAL INFORMATION

        This Proxy Statement is being furnished to the holders of the Common Stock and Series B Preferred Stock (as these terms are defined below) of 3D Systems Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of the Company and any adjournments or postponements thereof. The Annual Meeting will be held at the offices of the Company at 26081 Avenue Hall, Valencia, California 91355 at 10:00 a.m., P.D.T., on May 19, 2004, and. This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about April    , 2004.

VOTING MATTERS

        Your vote is very important. Stockholders of record may vote by telephone or by mail. A toll-free telephone number is included on the proxy card for telephone voting. If you wish to vote by mail, you may use the enclosed proxy card and the enclosed postage-paid return envelope. You may save the Company the expense of a second mailing if you vote promptly.

  Record Date and Voting Securities

        The Board of Directors has fixed the close of business on March 24, 2004 as the record date for determining the Company stockholders entitled to notice of and to vote at the Annual Meeting. A list of the stockholders of record as of the record date will be kept at the Company's principal office at 26081 Avenue Hall, Valencia, California 91355 for a period of ten days prior to the Annual Meeting. Holders of record of shares of common stock, par value $0.001 per share (the "Common Stock"), and Series B convertible preferred stock, par value $0.001 per share (the "Preferred Stock"), outstanding as of the record date are entitled to notice of and to vote at the Annual Meeting.

  Voting by Telephone

        Stockholders of record may vote by using the toll-free number listed on the proxy card. Telephone voting is available 24 hours a day, seven days a week, except that no telephone votes will be accepted after Midnight, E.D.T., on Tuesday, May 18, 2004, the day prior to the Annual Meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. The Company's telephone voting procedures are designed to authenticate stockholders by using the individual control numbers provided on each proxy card. If you vote by telephone, you do not need to return your proxy card. Please see the enclosed proxy card for additional telephone voting instructions.

  Voting by Mail

        If you choose to vote by mail, simply mark, sign and date the enclosed proxy card, and return it in the enclosed postage-paid envelope. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted FOR the Class II nominees described below and FOR all other proposals described in this Proxy Statement. On all other matters that properly may come before the Annual Meeting, your proxy will be voted as recommended by the Board of Directors or, if no recommendation is made, in the discretion of the proxy holders named on the enclosed proxy card.

  If You Wish to Revoke Your Proxy

        Whichever method you use to vote, you may later revoke your proxy at any time before your shares are voted by (i) voting by telephone at a later time; (ii) submitting a properly signed proxy with a later date; or (iii) if you are a stockholder of record, voting in person at the Annual Meeting. Please remember that, as described above, there will be no telephone voting available after Midnight, E.D.T., on Tuesday, May 18, 2004, the day prior to the Annual Meeting.

  Voting in Person at the Annual Meeting

        Any stockholder of record may vote in person at the Annual Meeting whether or not he or she has previously voted, and regardless of whether the prior vote was by telephone or by mail. If you hold your shares in "street name," that is, if you hold your shares through a bank, broker or other nominee holder, you must obtain a written proxy, executed in your favor, from the nominee in order to vote your shares in person at the Annual Meeting.

  Quorum; Broker Non-Votes; Abstentions

        A majority in voting power of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, votes withheld and broker non-votes will be treated as being present for the purpose of determining the presence of a quorum at the Annual Meeting. "Broker non-votes" occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular matter and the nominee holder does not have discretionary power to vote on that matter. Shares voted "For," "Against," "Abstain," or "Withhold" are treated as votes cast at the Annual Meeting with respect to the matter in question. Broker non-votes, however, are not treated as votes cast at the Annual Meeting.

        Since broker non-votes are not treated as votes cast at the Annual Meeting, they will have no effect on Proposal No. 1, the election of directors, because the two Class II directors are elected by a plurality of the votes cast. Votes to "withhold" with respect to Proposal No. 1 also will have no effect on the outcome of the election of directors. Since broker non-votes are not treated as votes cast, they also will have no effect on any matters before the Annual Meeting which require the affirmative vote of the majority of the total votes cast, such as ratification of the selection of the Company's independent auditor or the adoption of the 2004 Incentive Stock Plan or the Restricted Stock Plan for Non-Employee Directors. Abstentions on proposals that require the majority of the votes cast will have the same effect as a vote against such proposals. Since the proposed amendments of the Company's Certificate of Incorporation require the affirmative vote of at least 66 2/3% of the shares entitled to vote at the Annual Meeting, broker non-votes and abstentions will have the same effect as a vote against the proposed amendments.

        Because the amendments to the provisions of the Certificate of Incorporation described in Proposals 2 through 6 require the approval of at least 66 2/3% of the shares entitled to vote at the Annual Meeting, these provisions are referred to as the "Supermajority Provisions" in this Proxy Statement. Your Board of Directors believes that the proposed amendments to the Supermajority Provisions, which are intended to effectively repeal those provisions, will provide important rights and benefits to the Company's stockholders. Therefore, the Board of Directors encourages you to vote your shares FOR proposals 2 through 6 for the reasons described below.

  Voting on Other Matters

        If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders named in the enclosed proxy card will have the discretion to vote your shares on those matters in accordance with the Board of Directors' recommendations on any such matters. If the Board of Directors does not make a recommendation on any such other matters, the proxy holders will be entitled to vote in their discretion on those matters. The Company does not know of any other matters to be presented for consideration at the Annual Meeting.

  Multiple Accounts

        If you hold shares in more than one account or if your shares are registered in different names, you may receive more than one proxy card for the Annual Meeting. Please sign, date and return all proxy cards you receive to ensure that all of your shares are represented and voted at the Annual Meeting.

  Voting Policies

        Regardless of the method by which you vote, if you specify the manner in which your shares are to be voted on a matter, the shares represented by your proxy will be voted in accordance with your instructions. If you grant an otherwise valid proxy without giving specific voting instructions, your shares will be voted FOR the two Class II director nominees described below and FOR Proposal Nos. 2 through 9.

        If you hold your shares in a brokerage account or through another nominee holder, you are considered the "beneficial owner" of shares held in "street name," and these proxy materials are being forwarded to you by your broker or other nominee holder along with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares, and that party is required to vote your shares in accordance with your instructions. In limited circumstances, a nominee holder is entitled to vote your shares in the absence of specific voting instructions from you on matters that are considered "routine." If you do not give specific instructions to your broker or other nominee holder, that party will be entitled to vote your shares in its discretion on Proposal No. 1 (the Election of Class II Directors) and Proposal No. 9 (Ratification of the Appointment of Independent Auditors), but it will not have the discretion to vote your shares on any other Proposals. As described above, a broker or nominee will not vote your shares on any non-routine matters for which you have not given your nominee holder specific instructions, and your shares will be counted as "broker non-votes" on those proposals.

  Vote Required

        The votes required to approve the respective proposals to be considered at the Annual Meeting are as follows:

  •
  Proposal No. 1—Election of Class II Directors. The directors are elected by a plurality of the votes cast in the election.

  •
  Proposal Nos. 2 through 6—Amendment of the Supermajority Provisions. Each proposed amendment to the Company's Certificate of Incorporation requires the affirmative vote of at least two-thirds of the combined voting power of the shares of Common Stock and Preferred Stock.

  •
  Proposal Nos. 7 and 8—Approval of the 2004 Incentive Stock Plan and the Restricted Stock Plan for Non-Employee Directors. Each plan must be approved by the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

  •
  Proposal No. 9—Ratification of Selection of Auditors. The appointment of the independent auditor must be approved by the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

VOTING SECURITIES

        The Common Stock and the Preferred Stock are the only voting securities of the Company currently outstanding. As of the close of business on March 24, 2004, the record date for the Annual Meeting, there were            shares of Common Stock and 2,634,016 shares of Preferred Stock issued and outstanding. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted on at the Annual Meeting, and the Common Stock and Preferred Stock will vote together as a single class on all matters to be voted on at the Annual Meeting. Therefore, an aggregate of            votes could possibly be cast at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth (a) as of the date indicated in the applicable Schedule 13D or 13G with respect to each person identified as having filed a Schedule 13D or 13G and (b) as of March 1, 2004 with respect to the other persons listed in the table, the number of outstanding shares of Common Stock and Preferred Stock and the percentage of each class beneficially owned:

  •
  by each person known to the Company to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company;

  •
  by each current director, nominee for election as a director and by each current or former executive officer identified in the Summary Compensation Table; and

  •
  by all current directors and executive officers of the Company as a group.

Except as otherwise indicated in the footnotes to the table, and subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares beneficially owned. The address of each person listed is in care of 3D Systems Corporation, 26081 Avenue Hall, California 91355, unless otherwise specified.

	Shares of Common Stock Beneficially Owned(1)			Shares of Preferred Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares		Percentage Ownership	Number of Shares	Percentage Ownership
The Clark Estates, Inc. One Rockefeller Plaza, New York, New York 10020	2,061,301	(2)	14.7%	833,333	31.6%
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202	1,747,348	(3)	12.8%	263,482	10.0%
Daruma Asset Management, Inc. 60 East 42nd Street, Suite 1111, New York, New York 101651	1,524,400	(4)	11.8%	—	—
St. Denis J. Villere & Company 210 Baronne Street, Suite 808, New Orleans, Louisiana 70112	1,393,914	(5)	10.8%	—	—
3D Systems 2003 Grat Lisa P. Selz Trustee c/o Bernard Selz ING Furman Selz 230 Park Ave. New York, NY 10169	665,000	(6)	4.9%	665,000	25.2%
Austin W. Marxe and David M. Greenhouse 153 East 53rd Street 55th Floor New York, New York 10022	832,975	(7)	6.1%	—	—
Goldsmith & Harris Incorporated 80 Pine Street New York, New York 10005	705,141	(8)	5.4%	66,700	2.5%
Philip W. Goldsmith 350 East 72nd Street New York, New York 10021	732,641	(9)	5.6%	66,700	2.5%
Jay R. Harris 130 East End Avenue New York, New York 10028	925,526	(10)	7.1%	99,700	3.8%

Miriam V. Gold	54,465	(11)	*	—	—
Charles W. Hull	580,933	(12)	4.4%	8,333	*
Jim D. Kever	137,282	(13)	*	—	—
G. Walter Loewenbaum II	l,423,798	(14)	10.5%	208,334	7.9%
Kevin S. Moore	2,081,944	(15)	14.7%	833,333	31.6%
Abraham N. Reichental	152,578	(16)	1.2%	—	—
Richard C. Spalding	9,298	(17)	*	—	—
Kevin McAlea, Ph.D.	42,798	(18)	*	3,333	*
Ray R. Saunders	41,833	(19)	*	2,833	*
Robert M. Grace, Jr.	14,912	(20)	*	—	—
Fred R. Jones	10,000		*	—	—
G. Peter V. White	21,250	(21)	*	—	—
Kevin M. McNamara	33,333	(22)	*	—	—
Grant R. Flaharty(15)	198,960	(23)	1.5%	—	—
Brian K. Service(16)	375,900	(24)	2.8%	25,000	*
All current directors and executive officers as a group (12 persons)	4,571,091	(25)	29.9%	1,056,166	40.1%

*
Less than one percent

(1)
The percentage ownership is based on                        shares of Common Stock and 2,634,016 shares of Preferred Stock outstanding as of March 24, 2004, the record date for the Annual Meeting. Common Stock numbers include, with respect to the stockholder in question, (a) shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 1, 2004 (b) shares of Common Stock issuable upon conversion of outstanding 6% and 7% convertible subordinated debentures of the Company and (c) shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding. All outstanding 6% and 7% convertible subordinated debentures of the Company and all outstanding shares of Preferred Stock currently are convertible into Common Stock. Each share of Preferred Stock is convertible into one share of Common Stock.

(2)
Includes 833,333 shares of Preferred Stock that are convertible into 833,333 shares of Common Stock and 294,696 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures of the Company. The Clark Estates, Inc. is a private investment firm. Kevin S. Moore, a director of the Company, is the President and a director of The Clark Estates, Inc. and is the President of Ninth Floor Corporation, which is the general partner of Clark Partners I, L.P. The Clark Estates, Inc. provides management and administrative services to Clark Partners I, L.P., which in turn owns certain of the Company's securities. Information regarding the beneficial ownership of the Company's securities by The Clark Estates, Inc. is taken exclusively from Amendment No. 4 to the Schedule 13D filed by The Clark Estates, Inc. on December 10, 2003.

(3)
These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 1,032,000 shares of Common Stock directly, 263,482 shares of Preferred Stock that are convertible into 263,482 shares of Common Stock and 451,866 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures of the Company, representing in the aggregate 12.8% of the shares of the Common Stock outstanding assuming such conversion), for which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, T. Rowe Price is deemed to be a beneficial owner of these securities; however, T. Rowe Price expressly disclaims that it is the beneficial owner of these securities. All information regarding the beneficial ownership of the Company's securities by T. Rowe Price, other than ownership of Preferred Stock and the 6% convertible subordinated debentures, is taken exclusively from Amendment No. 2 to the Schedule 13G filed by T. Rowe Price on February 12, 2004.

(4)
Daruma Asset Management, Inc., a New York corporation, is an investment advisor registered under the Investment Advisors Act of 1940. These securities are beneficially owned by one or more investment advisory clients whose accounts are managed by Daruma. The investment advisory contracts relating to these accounts grant to Daruma sole investment and/or voting power over the securities owned by the accounts. Therefore, Daruma may be deemed to be the beneficial owner of these securities for purposes of Rule 13d-3 under the Exchange Act. Daruma has sole power to dispose or direct the disposition of 1,524,400 shares of Common Stock and sole power to vote or direct the vote of 723,700 shares of Common Stock. Mariko O. Gordon owns in excess of 50% of the outstanding voting stock and is the president of Daruma. Ms. Gordon may be deemed to be the beneficial owner of securities held by persons and entities advised by Daruma for purposes of Rule 13d-3. Daruma and Ms. Gordon each disclaims beneficial ownership in any of these securities. Daruma and Ms. Gordon are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities held by any of them or by any persons or entities advised by Daruma. All information regarding the beneficial ownership of the Company's securities by Daruma is taken exclusively from Amendment No. 3 to the Schedule 13G filed by Daruma and Mrs. Gordon on February 12, 2004.

(5)
St. Denis J. Villere & Company is a Louisiana limited liability company and an investment advisor registered under the Investment Advisors Act of 1940. As of December 31, 2003, Villere was deemed to have or share voting or dispositive power over, and therefore to own beneficially, 1,393,914 shares of Common Stock. Of that amount, Villere has sole voting and dispositive power over 106,033 shares of Common Stock and shared voting and dispositive power over 1,287,881 shares of Common Stock. All information regarding the beneficial ownership of Company securities by Villere is taken exclusively from Amendment No. 3 to the Schedule 13G filed by Villere on February 10, 2004.

(6)
Represents 665,000 shares of Preferred Stock that are convertible into 665,000 shares of Common Stock.

(7)
Austin W. Marxe and David M. Greenhouse jointly filed a Schedule 13G dated February 17, 2004 which states that they share sole voting and investment power over a total of 145,352 shares of Common Stock and an additional 687,623 shares of Common Stock that are issuable upon conversion of 6% convertible subordinated debentures of the Company, which shares and debentures are owned by the investment funds listed below. Such Schedule 13G states that Messrs. Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. ("AWM"), the general partner of and investment adviser to Special Situations Cayman Fund, L.P. AWM also serves as the general partner of and investment adviser to Special Situations Fund III, L.P. Messrs. Marxe and Greenhouse are also members of MG Advisors, L.L.C., the general partner of and investment adviser to Special Situations Technology Fund, II, L.P. Such Schedule 13G states that the principal business of each fund is to invest in equity and equity-related securities and other securities of any kind or nature.

(8)
Goldsmith & Harris Incorporated filed a Schedule 13G on February 12, 2004 that states that, through its executive officers, it is the beneficial owner of 705,141 shares of Common Stock, including 66,700 shares of Common Stock issuable upon conversion of 66,700 shares of Preferred Stock and 29,469 shares of Common Stock issuable upon conversion of the Company's 6% convertible debentures, by virtue of its investment discretion over accounts of its clients that hold shares of Common Stock or such convertible securities. Goldsmith & Harris has the sole power to dispose or to direct the disposition of such shares. Such Schedule 13G states that Goldsmith &

  Harris is a broker-dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

(9)
Mr. Goldsmith filed a Schedule 13G on February 12, 2004 that states that he is the beneficial owner of 732,641 shares of Common Stock, including the 705,141 shares beneficially owned by Goldsmith & Harris (see note 8 above). Such Schedule 13G indicates that, in addition to the Goldsmith & Harris shares, Mr. Goldsmith has the sole power to vote or to direct the vote of 27,000 shares of Common Stock and sole power to dispose or to direct the disposition of 27,500 shares of the Common Stock. Such Schedule 13G states that Mr. Goldsmith is the beneficial owner of such shares of through his IRA, his power of attorney for various accounts, and his position as Chairman of Goldsmith & Harris.

(10)
Mr. Harris filed a Schedule 13G on February 12, 2004 that states that he is the beneficial owner of 925,526 shares of Common Stock, including the 705,141 shares beneficially owned by Goldsmith & Harris (see note 8 above). Such Schedule 13G indicates that, in addition to the Goldsmith & Harris shares, Mr. Harris has the sole power to vote or to direct the vote of 205,785 shares of Common Stock, and the sole power to dispose or to direct the disposition of 220,385 shares of Common Stock, including 33,000 shares of Common Stock issuable upon the conversion of 33,000 shares of Preferred Stock held and 49,115 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures of the Company. Such Schedule 13G indicates that Mr. Harris' beneficial ownership of such shares is derived through his direct, personal ownership of shares of Common Stock, his IRA, his power of attorney for various accounts, his position as General Partner of One GT Associates, and his position as President of Goldsmith & Harris.

(11)
Includes 54,165 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004.

(12)
Includes (a) 82,500 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004 and (b) 490,100 shares of Common Stock and 8,333 shares of Preferred Stock which are convertible into 8,333 shares of Common Stock held in the Charles William Hull and Charlene Antoinette Hull 1992 Revocable Living Trust for which Mr. and Mrs. Hull serve as trustees. Mr. Hull disclaims beneficial ownership, except to the extent of his pecuniary interest therein, of the 8,333 shares of Common Stock issuable upon conversion of the shares of Preferred Stock described above.

(13)
Includes (a) 47,499 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004, (b) 29,167 shares of Common Stock issuable upon conversion of 7% convertible subordinated debentures of the Company and (c) 49,116 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures of the Company. Mr. Kever disclaims beneficial ownership of 8,333 shares of Common Stock issuable upon conversion of the 7% convertible subordinated debentures of the Company and 24,558 shares of Common Stock issuable upon conversion of the 6% convertible subordinated debentures of the Company, which debentures are held by a trust for the benefit of Mr. Kever's minor children.

(14)
Includes (a) 45,371 shares held in the name of Lillian Shaw Loewenbaum, Mr. Loewenbaum's wife, (b) 1,181 shares held in the name of The Lillian Shaw Loewenbaum Trust for which Mr. and Mrs. Loewenbaum serve as trustees, (c) 55,219 shares held in the name of The Loewenbaum 1992 Trust for which Mr. and Mrs. Loewenbaum serve as trustees, (d) 151,900 shares held in the name of G. Walter Loewenbaum CGM Profit Sharing Custodian, G. Walter Loewenbaum Trustee, Mr. Loewenbaum's pension plan, (e) 16,594 shares held in the name of the Anna Willis Loewenbaum 1993 Trust for which Mr. and Mrs. Loewenbaum serve as trustees, (f) 16,594 shares held in the name of the Elizabeth Scott Loewenbaum 1993 Trust for which Mr. and Mrs. Loewenbaum serve as trustees, (g) 10,947 shares held in the name of Wally's Trust u/w/o Joel Simon Loewenbaum for which Mr. Loewenbaum serves as trustee, (h) 200,000 shares of Common

  Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004, (i) 208,334 shares of Preferred Stock which are convertible into 208,334 shares of Common Stock, (j) 83,334 shares of Common Stock issuable upon conversion of 7% convertible subordinated debentures, and (k) 152,259 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures. Mr. Loewenbaum disclaims beneficial ownership except to the extent of his pecuniary interest therein of (i) the 83,334 shares of Common Stock issuable upon conversion of the 7% convertible subordinated debentures, (ii) 83,496 shares of Common Stock issuable upon conversion of the 6% convertible subordinated debentures and (iii) any other securities not directly held by him.

(15)
Includes (a) 20,643 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004 and (b) all shares shown above as being beneficially owned by The Clark Estates, Inc., with respect to which Mr. Moore disclaims beneficial ownership except to the extent of his pecuniary interest therein. See Note 2 above.

(16)
Includes (a) 3,462 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004 and (b) 49,116 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures of the Company.

(17)
Represents 9,298 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004.

(18)
Includes (a) 37,500 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004, (b) 3,333 shares of Preferred Stock which are convertible into 3,333 shares of Common Stock and (c) 1,965 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures.

(19)
Includes (a) 39,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004 and (b) 2,833 shares of Preferred Stock which are convertible into 2,833 shares of Common Stock.

(20)
Includes 4,912 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures.

(21)
Represents 21,250 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004.

(22)
Includes (a) 25,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004 and (b) 8,333 shares of Common Stock issuable upon conversion of 7% convertible subordinated debentures. Mr. McNamara served as Interim Chief Financial Officer from August 15, 2003 until December 25, 2003.

(23)
Includes 187,500 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004. Mr. Flaharty ceased to be an executive officer effective May 23, 2003.

(24)
Includes (a) 350,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004 and (b) 25,000 shares of Preferred Stock which are convertible into 25,000 shares of Common Stock. Mr. Service ceased to be a director and executive officer effective August 8, 2003.

(25)
Includes an aggregate of (a) 515,317 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days after March 1, 2004, (b) 1,056,166 shares of Preferred Stock which are convertible into 1,056,166 shares of Common Stock, (c) 112,501 shares of Common Stock issuable upon conversion of 7% convertible subordinated debentures of the Company and (d) 552,064 shares of Common Stock issuable upon conversion of 6% convertible subordinated debentures of the Company. The amounts of these securities held by the respective directors and executive officers are referenced in the notes above.

PROPOSAL NO. 1
ELECTION OF CLASS II DIRECTORS

        The Company's Certificate of Incorporation currently divides the Board of Directors into three classes serving staggered terms of three years. Currently, there are three directors in Class I, two directors in Class II and two directors in Class III.

        The current Class II Directors, whose term of office expires at the 2004 Annual Meeting, have been nominated for re-election by the Board of Directors. If the Class II nominees are re-elected at the Annual Meeting, their new term of office will continue until the 2007 Annual Meeting. The current term of office of the Class I directors continues until the 2006 Annual Meeting, and the current term of office of Class III Directors continues until the 2005 Annual Meeting. If the proposal to amend the Supermajority Provision of the Company's Certificate of Incorporation calling for a classified Board of Directors is approved at the Annual Meeting, Directors elected after the Annual Meeting will serve for only one-year terms and until their successors are elected and qualified.

        Shares of Common Stock or Preferred Stock represented by a valid proxy will be voted in accordance with the voting instructions specified on the proxy. In the absence of specific voting instructions, shares represented by a valid proxy will be voted FOR the election of the of the Class II nominees named below. Each Class II nominee listed below has consented to being named in this Proxy Statement and to serve as a director if elected. If either Class II nominee is unable to stand for election or is unable or unwilling to serve as a director if elected, the shares represented by valid proxies may be voted in favor of such other person as may be recommended by the present Board of Directors. The Company is not aware of any nominee who is unwilling or will be unable to serve as a director if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE
"FOR"
THE CLASS II NOMINEES LISTED BELOW

        The Class II Directors will be elected by the plurality of the votes cast at the Annual Meeting. Broker non-votes and votes to "withhold" will be treated as described in "Quorum; Broker Non-Votes; Abstentions" above.

Information Regarding Class II Nominees and Continuing Directors

        The following table sets forth for each Class II nominee and for each continuing Class I and Class III Director his or her business experience for the past five years, the year in which he or she first became a director of the Company, and his or her age as of March 1, 2004.

Name	Business Experience	Director Since	Age
CLASS II DIRECTOR NOMINEE:
Miriam V. Gold	Ms. Gold has been Deputy General Counsel of Ciba Specialty Chemicals Corporation, a specialty chemicals company, since July 2002. Previously, Ms. Gold served as Assistant General Counsel of Ciba Specialty Chemicals Corporation, and its predecessors, Novartis Inc. and Ciba-Geigy Corporation.	1994	53

Abraham N. Reichental	Mr. Reichental became the Company's President and Chief Executive and director effective September 19, 2003. For more than five years prior to joining the Company, Mr. Reichental served in executive management positions with Sealed Air Corporation, a global manufacturer of food, protective and specialty packaging materials, most recently serving as a corporate officer and Vice President and General Manager of its Shrink Packaging Division from May 2001 until September 2003 and previously as Vice President Asia-Pacific.	2003	47
CONTINUING CLASS I DIRECTORS: TERMS EXPIRE AT 2006 ANNUAL MEETING
G. Walter Loewenbaum II	Mr. Loewenbaum has been the Chairman of the Company's Board of Directors since September 1999. He is also a director, and previously served as Managing Director, of LeCorgne Loewenbaum LLC, an investment banking firm, since 2000. Previously, he served as Chairman and Chief Executive Officer of Loewenbaum & Company (formerly Southcoast Capital Corp.), an investment banking and investment management firm that he founded. Mr. Loewenbaum also serves as the Chairman of the Board of Luminex Corporation, a manufacturer of laboratory testing equipment.	1999	58
Jim D. Kever	Mr. Kever has been a Principal in Voyent Partners, LLC, a venture capital partnership, since 2001. Previously, Mr. Kever was associated with WebMD Corporation (formerly Envoy Corporation), an internet-based healthcare services company, in its Transaction Services Division as the President and Co-Chief Executive Officer beginning in August 1995. Mr. Kever is also a director of Transaction Systems Architects, Inc., a supplier of electronic payment software products and network integration solutions, as well as Luminex Corporation, and Tyson Foods, Inc., an integrated processor of food products.	1996	51
Richard C. Spalding	Mr. Spalding has been a Partner of Thomas Weisel Healthcare Venture Partners, a venture capital group that he co-founded, since April 2003. He has also served as a General Partner of ABS Ventures, a venture capital group, since January 2000. Prior to that, he served as Vice President and Chief Financial Officer of Portal Software, an internet billing company, between February 1997 and March 1999.	2001	52

CONTINUING CLASS III DIRECTORS: TERMS EXPIRE AT 2005 ANNUAL MEETING
Charles W. Hull	Mr. Hull has served as Chief Technology Officer of the Company since April 1997 and, since May 2000, as Executive Vice President. From August 8, 2003 until September 19, 2003, Mr. Hull served as Interim Chief Executive Officer of the Company. Mr. Hull also has served as Vice Chairman of the Board of Directors and as President and Chief Operating Officer of the Company.	1993	64
Kevin S. Moore	Mr. Moore has been with The Clark Estates, Inc., a private investment firm, for more than five years, where he is currently President and a director. Mr. Moore is also a director of Cyberonics, Inc., a manufacturer of implantable medical devices, Aspect Resources LLC, The Clark Foundation and the National Baseball Hall of Fame & Museum, Inc.	1999	49

DIRECTOR INDEPENDENCE

        The Company's Board of Directors is comprised of a majority of independent directors. The Board has determined that Miriam V. Gold, Jim D. Kever, Kevin S. Moore and Richard C. Spalding are independent directors as defined in the listing standards of the National Association of Securities Dealers, Inc. ("NASD").

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Company's Board of Directors maintains an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee. The Board of Directors has determined that each of the members of these committees is an independent director, as described above. Each of these committees operates under a written charter approved by the Board of Directors, as described below.

  2003 Meetings of the Board of Directors

        During 2003, the Board of Directors held 18 meetings (excluding actions by unanimous written consent). The Board of Directors holds executive sessions with only non-management directors in attendance at its regular meetings and at other meetings when circumstances warrant those sessions. Each current member of the Board of Directors, except for Mr. Kever, attended at least 75 percent of the aggregate number of meetings of the Board of Directors and of the committees of the Board on which he or she served during 2003.

  Audit Committee

        The principal responsibilities of the Audit Committee are to assist the Board of Directors in fulfilling its responsibilities for monitoring and overseeing the Company's systems of internal accounting and financial controls; the public reporting processes of the Company; the retention, performance, qualifications and independence of the Company's independent auditor; the performance of the Company's internal audit function; the annual independent audit of the Company's consolidated financial statements; the integrity of the Company's consolidated financial statements; and the Company's compliance with legal and regulatory requirements. The Audit Committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor, subject to ratification of the selection of the independent auditor by the Company's stockholders at the annual meeting of stockholders. The Audit Committee operates under an amended and restated Audit Committee Charter, a copy of which is attached as Annex A to this Proxy Statement.

        The current members of the Audit Committee are Messrs. Spalding (Chairman), Kever and Moore. The Board of Directors has determined that all members of the Audit Committee meet the independence standards for audit committee members set forth in the Sarbanes-Oxley Act of 2002 and the listing standards of the NASD. In addition, the Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as defined in Item 401(h)(1) of Regulation S-K and therefore meets the NASD listing standards requirement of having accounting or related financial management expertise. The Audit Committee held eight meetings in 2003 (excluding actions by unanimous written consent). During 2003, the Audit Committee also held private sessions with the Company's independent auditor and the Director of Internal Audit at several of its meetings, and the Chairman of the Audit Committee holds regular conferences with the Director of Internal Audit.

        The report of the Audit Committee is set forth beginning on page 35 of this Proxy Statement.

  Corporate Governance and Nominating Committee

        In March 2004, the Board of Directors expanded the authority of its Corporate Governance Committee to include the responsibilities of a nominating committee and re-designated the committee the "Corporate Governance and Nominating Committee."

        The principal responsibilities of the Corporate Governance and Nominating Committee are to assist the Board of Directors in identifying individuals qualified to become Board members, to recommend to the Board of Directors director nominees for the next annual meeting of stockholders and to fill vacancies or newly-created directorships at other times; to recommend to the Board the corporate governance guidelines applicable to the Company; to lead the Board of Directors in its annual review of the performance of the Board of Directors and its committees; and to recommend to the Board of Directors director nominations for each committee. The current members of the Corporate Governance and Nominating Committee are Messrs. Moore (Chairman), Kever and Ms. Gold, each of whom is an independent director as defined in the listing standards of the NASD. The Corporate Governance and Nominating Committee will consider director nominees recommended by stockholders of the Company in accordance with the procedures set forth in the Company's Amended and Restated By-Laws the "By-Laws"). A copy of the By-Law provisions relating to nomination of directors may be obtained from the Secretary of the Company, 26081 Avenue Hall, Valencia, California 91355. See "Stockholder Proposals for the 2005 Annual Meeting" below. The Corporate Governance Committee held one meeting in 2003 (excluding actions by unanimous written consent).

        The Corporate Governance and Nominating Committee operates under a written charter, a copy of which is posted at our website at www.3DSystems.com.

  Compensation Committee

        The Compensation Committee is comprised solely of "independent" directors, as that term is defined in the listing standards of the NASD and Section 162(m) of the Internal Revenue Code. The members of the Compensation Committee are also "Non-Employee Directors" as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended. The principal responsibilities of the Compensation Committee are to determine the compensation of all executive officers of the Company and of the other employees of the Company or any of its subsidiaries with a base annual salary of $200,000 or more; to review the performance and compensation of the Chief

Executive Officer of the Company; to administer the Company's stock option plans and to authorize the issuance of shares of Common Stock under the Company's stock option plans; and to perform the duties and responsibilities of the Board of Directors under the Company's Section 401(k) Plan. Consistent with the requirements of the listing standards of the NASD, the Chief Executive Officer may not be present during voting or deliberations regarding his or her compensation. The current members of the Compensation Committee are Ms. Gold (Chair) and Mr. Moore. The Compensation Committee held six meetings in 2003 (excluding actions by unanimous written consent).

        The Compensation Committee operates under a written charter, a copy of which is posted at our website at www.3DSystems.com.

  Policy on Attending Annual Meetings

        The Company encourages, but does not require, all incumbent directors and director nominees to attend the Company's annual meetings of stockholders. At the Company's 2003 Annual Meeting of Stockholders, five of the six directors then in office were in attendance.

  Compensation Committee Interlocks and Insider Participation

        In addition to Ms. Gold and Mr. Moore, who served as members of the Compensation Committee during 2003, Mr. Loewenbaum served as a member of that committee from November 18, 2002 until August 26, 2003. See "Director Compensation" and "Certain Transactions" below. None of the Company's current executive officers served during 2003 as a director of any entity with which any of the Company's outside directors is associated.

  Availability of Information

        The Board of Directors has adopted Corporate Governance Guidelines, a Code of Conduct for employees of the Company and a Code of Ethics for Senior Financial Executives and Directors, which are available on the Company's web site at www.3DSystems.com. See also "Code of Ethics" below.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders may communicate with the Board of Directors by sending an email to GraceB@3DSystems.com or by sending a letter to Board of Directors of 3D Systems Corporation, c/o Corporate Secretary, 26081 Avenue Hall, Valencia, California 91355. All communications must contain a clear notation indicating that they are a "Stockholder—Board Communication" or a "Stockholder—Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

DIRECTOR COMPENSATION

        Each of the independent directors of the Company is entitled to receive a cash retainer of $15,000 per year for serving as a director and a fee of $1,500 for each regular or special Board meeting he or she attends. The Chairman of the Audit Committee also receives a cash retainer of $15,000 per year for serving as chairman of the Audit Committee, each other member of the Audit Committee receives a cash retainer of $5,000 per year for serving as a member of that committee, and the Chairs of the Compensation Committee and the Corporate Governance and Nominating Committee receive a cash retainer of $5,000 per year for serving as the chairpersons of those committees. Each of these directors also receives a fee of $1,500 for each committee meeting attended on a day other than a day on which a regular meeting of the Board of Directors is held. Ms. Gold and Messrs. Kever, Moore and Spalding receive these directors' fees.

        In addition to serving as a director and as Chairman of the Board, prior to November 2002, Mr. Loewenbaum was an employee of and a consultant to the Company. In November 2002, Mr. Loewenbaum ceased his employment with the Company, and the Board of Directors approved the payment to him of $180,000 per year for his services as Chairman of the Board, which is the same rate of base compensation he had been paid as an employee of the Company.

        The Company also maintains its 1996 Non-Employee Directors Stock Option Plan, under which each non-employee director of the Company receives stock options covering 10,000 shares of Common Stock at the first meeting of the Board of Directors following each annual meeting of the stockholders. Ms. Gold and Messrs. Kever, Loewenbaum, Moore and Spalding are entitled to participate in this Plan.

        In addition, the 1996 Non-Employee Directors Stock Option Plan provides that, if a non-employee director is elected or appointed a director at other than an annual meeting of stockholders, that person will be granted at the time of his or her election stock options covering a pro-rata portion of 10,000 shares of Common Stock multiplied by a fraction, the numerator of which equals 365 minus the number of days between the last annual meeting of stockholders and the date of grant, and the denominator of which is 365.

        The exercise price for options granted under the 1996 Non-Employee Director Stock Option Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. These options are not exercisable in the first six months following their grant (except in the case of death), vest as to one-third of the shares covered by each option on the first, second and third anniversaries of the date of grant of each option, and are thereafter exercisable until the tenth anniversary of the grant date, subject to certain limitations if the person ceases to be a director. See "Approval of Restricted Stock Plan for Non-Employee Directors" below.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth, as to the Company's current President and Chief Executive Officer, its former Chief Executive Officer and President, and as to each of the other most highly compensated officers, information concerning all compensation paid to each of those individuals for services to the Company in all capacities for each of the three years ended December 31, 2003 during which such individuals served as executives of the Company, as indicated below. Because of the changes that were made in the Company's management in 2003, information is set forth in the following table for each of the Company's current executive officers, regardless of whether their actual compensation exceeded $100,000 in 2003.

					Annual Compensation(1)			Long-Term Compensation Awards
Name and Principal Position	Year Ended December 31	Salary			Bonus		Number of Securities Underlying Options	Stock Grants(2)	All Other Compensation
Abraham N. Reichental(3) President and Chief Executive Officer	2003		$114,231			$100,000	400,000	$725,000		$14,916	(4)
Brian K. Service(5) Former Chief Executive Officer and President	2003 2002 2001	$ $ $	511,692 87,264	(5) (5)		— — —	— 350,000 —	— — —	$ $	362,450 130,587 —
Charles W. Hull(6) Executive Vice President, Chief Technology Officer	2003 2002 2001	$ $ $	275,000 275,000 275,000			— — —	— — 10,000	— — —	$ $	— 2,040 26,679	(7) (7)
Kevin McAlea, Ph.D. Senior Vice President	2003		$217,724			—	55,000	—		$23,062	(4)
G. Peter V. White(8) Vice President, Finance	2003		$176,000			—	85,000	—		$3,096	(4)
Robert M. Grace, Jr.(9) Vice President, General Counsel and Secretary	2003		$30,288			—	40,000	$96,000		—
Fred R. Jones(10) Vice President and Chief Financial Officer	2003		$—			—	100,000	$98,000		—
Ray R. Saunders Senior Vice President	2003 2002 2001	$ $ $	212,077 173,046 149,988		$	— — 8,727	25,000 10,000 11,500	— — —	$ $	— 1,839 1,753	(7) (7)
Grant R. Flaharty(11) Former President and Chief Operating Officer	2003 2002 2001	$ $ $	330,581 314,000 263,077		$ $ $	— — —	— 25,000 10,000	— — —	$ $ $	10,663 1,823 9,941	(4) (7) (7)
Kevin M. McNamara(12) Interim Chief Financial Officer	2003		$—			$—	25,000	—		—

(1)
Perquisites, other personal benefits, securities and property paid or accrued during each year not otherwise reported did not exceed for any named executive officer the lesser of $50,000 or 10% of the annual compensation reported in the Summary Compensation Table for that individual.

(2)
Represents the fair market value on the date of hire of a grant of shares of Common Stock. The total number of shares of Common Stock covered by grants made to each named executive officer as of December 31, 2003 is set forth in the following table together with the fair market values of such shares at December 31, 2003:

Name	Number of Shares	Value at December 31, 2003
Abraham N. Reichental	100,000	$1,015,000
Robert M. Grace, Jr.	10,000	101,500
Fred R. Jones	10,000	101,500
(3)
Mr. Reichental was appointed President and Chief Executive Officer and a director of the Company effective September 19, 2003. For additional information concerning Mr. Reichental's compensation, see "Employment and Other Agreements with Executive Officers" below.

(4)
Consists of relocation expenses.

(5)
Mr. Service served as Chief Executive Officer and President and as a director of the Company from September 16, 1999 until August 8, 2003. Prior to September 2002, Mr. Service was compensated for his services by Regent Pacific Management Corporation under an agreement pursuant to which that corporation provided management services to the Company, including the services of Mr. Service, at an aggregate fee of $45,000 per week. That management agreement terminated in September 2002. Amounts shown as salary for Mr. Service are amounts paid to him under an employment agreement with the Company dated October 16, 2002 and salary continuation under a letter agreement dated August 8, 2003. Amounts shown as Other Compensation for Mr. Service consist of consulting fees paid to him directly or to Brian K. Service, Inc., a consulting firm controlled by Mr. Service. See "Employment and Other Agreements with Executive Officers" below.

(6)
Mr. Hull, who has been an officer of the Company for many years, served as interim Chief Executive Officer from August 9 until September 18, 2003. See "Employment and Other Agreements with Executive Officers" and "Certain Transactions" below.

(7)
Consists of the value of insurance premiums for employer paid group-term life insurance and employer matching contributions made pursuant to the Company's Section 401(k) plan and includes for Mr. Hull, in 2001, loan forgiveness of $23,671. See "Certain Transactions" below.

(8)
Mr. White was elected to his position effective March 5, 2003.

(9)
Mr. Grace was elected to his position effective November 3, 2003.

(10)
Mr. Jones became the Company's Vice President and Chief Financial Officer effective December 26, 2003. For information concerning Mr. Jones' compensation, see "Employment and Other Agreements with Executive Officers" below.

(11)
Mr. Flaharty ceased to be an executive officer effective May 23, 2003.

(12)
Mr. McNamara served as the Company's Interim Chief Financial Officer from August 15, 2003 until December 25, 2003 under a month-to-month consulting agreement dated as of June 2, 2003 pursuant to which he was paid $240,000 in 2003 and was granted 25,000 fully vested 10-year options on June 2, 2003 exercisable at $5.91 per share, which was the closing market price of the Common Stock on that date.

Report of the Compensation Committee on Executive Compensation

        The following report of the Compensation Committee of the Board of Directors sets forth information about the Company's executive compensation program and the 2003 compensation of the current executive officers of the Company named above in the Summary Compensation Table.

  Compensation Philosophy

        The Company's executive compensation program consists of salaries, annual bonuses tied to performance, and awards under the Company's stock option plans, including its 1996 Stock Incentive Plan and its 2001 Stock Option Plan. The Company's executive compensation philosophy is to provide compensation at a level that will permit it to retain its existing executives and to attract new executives with the skills and attributes needed by the Company. In reaching its decisions, the Committee is guided by its own judgment and those sources of information (including compensation surveys) that the Committee considers relevant.

        This program is designed to provide appropriate incentives toward achieving the Company's annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit the Company and its stockholders and to create an identity of interests between the Company's executives and its stockholders as well as to attract, retain and motivate key executives.

  Salaries and Annual Bonuses

        The Committee is responsible for setting the compensation of all executive officers, including the executive officers listed in the Summary Compensation Table, and other employees of the Company or any of its subsidiaries with base salaries of $200,000 or more. The Committee conducts an annual compensation review during the first quarter of the year. The Chief Executive Officer of the Company submits salary and bonus recommendations to the Committee for the other executive officers and employees whose compensation is set by the Committee. Following a review of those recommendations, the Committee approves cash bonuses for the prior year and salary rates and cash bonus objectives for the current year for the other executive officers and employees, with such modifications to the Chief Executive Officer's recommendations as the Committee considers appropriate. Also, the Committee may adjust salaries for specific executive officers or employees at other times during the year when there are significant changes in the responsibility of such officers or employees.

        The Committee's review of the Chief Executive Officer's compensation is subject to separate procedures that are discussed below.

        The Committee bases its decisions on adjustments to salary and cash bonus objectives principally on the responsibilities of the particular executive and on the Committee's evaluation of the market demand for executives of the capability and experience employed by the Company in relation to the total compensation paid to the particular executive. The Committee sets annual cash bonus objectives at a level that links a substantial portion of each individual's annual cash compensation to attaining the performance objectives discussed below in order to provide appropriate incentives to attaining such objectives.

        Cash bonuses are determined based upon the attainment of corporate and individual performance objectives for the year in question. The Committee generally places greater emphasis on financial performance than on other personal performance objectives. The principal measure of corporate performance used to establish annual cash bonuses is the extent to which the Company achieved its business plan for the year in question. Such business plan is developed by management and approved by the Board of Directors early in the year. The Committee does not rely exclusively on any single measure of financial performance to measure achievement of the Company's business plan. However, the greatest weight is given to the achievement of budgeted targets for net sales, operating income, net earnings, return on operating assets, measures of expense control, balance sheet items and cash flow as measured by earnings before interest, taxes, depreciation and amortization (commonly called "EBITDA"). The Company does not make its business plans public. Accordingly, the specific financial targets upon which annual cash bonus objectives are based are not publicly available. Executives, including the Chief Executive Officer, are also evaluated based upon their attainment of individual management objectives within their particular areas of responsibility.

        During the first quarter of 2004, the Compensation Committee conducted a compensation review for the current executive officers of the Company named in the Summary Compensation Table in connection with which Mr. Reichental submitted recommendations to the Committee. Based on those recommendations and the Committee's evaluation of the performance of the Company in 2003, no adjustments were made to the salaries of any of the named executive officers, nor were any bonuses awarded to them. The Committee recognized the substantial contributions that the current executive officers made in 2003 to improving the Company's operations and financial condition during the latter part of the year but determined that the Company's current operating results and financial condition would not warrant any salary increases or 2003 bonus awards. The Committee also approved 2004 bonus goals and objectives for such individuals.

  Compensation of the Chief Executive Officer

        The Compensation Committee, after receiving the views of other Non-Employee Directors, evaluates the performance of the Chief Executive Officer, reviews the Committee's evaluation with him, and based on that evaluation and review decides his compensation and performance and bonus objectives. Consistent with the requirements of the listing standards of the NASD, the Chief Executive Officer may not be present during voting or deliberations regarding his or her compensation.

        Mr. Reichental joined the Company as Chief Executive Officer on September 19, 2003 and entered into an employment agreement at that time which sets forth his initial salary, the range of his cash bonus objectives and certain equity and other compensation that was awarded to him at the time he joined the Company. See "Employment and Other Agreements with Executive Officers" below for a description of Mr. Reichental's employment agreement. In considering the overall compensation package offered to Mr. Reichental, the directors reviewed, among other things, the extensive search conducted with the assistance of a reputable executive search firm and that firm's input in terms of industry norms and compensation packages provided by similarly situated public companies, the immediate and significant need of the Company to retain a qualified candidate to serve in the position of Chief Executive Officer, the existence of competitive offers of employment for Mr. Reichental's services, the amount of compensation that Mr. Reichental otherwise would receive at his current place of employment but would forgo in light of his termination of employment, the amount of compensation that the Company likely would be able to afford taking into account its current cash position and its projections, the portion of the compensation package that is dependent upon the satisfaction of performance objectives to be established by the Compensation Committee, and any executive benefits or perquisites included in the compensation package.

        During the first quarter of 2004, the Committee conducted a review of Mr. Reichental's compensation. Notwithstanding the strong leadership that Mr. Reichental has demonstrated since he joined the Company, in view of the Company's performance in 2003, Mr. Reichental was not granted a bonus for 2003, and his salary was not increased. The amount of the bonus shown for him in the Summary Compensation Table was paid to him in 2003 as an inducement to his becoming the Chief Executive Officer of the Company. In the course of such review, the Committee also approved Mr. Reichental's 2004 bonus goals and objectives.

  Stock Option Plans

        The Committee administers the Company's 1996 Stock Incentive Plan and 2001 Stock Option Plan, and it is authorized to grant stock options and other awards that are provided for under those Plans. The number of options granted to an individual is based upon a number of factors, including his or her position, salary and performance, and the overall performance of the Company.

        During 2003, the Company granted stock options to certain of the executive officers named in the Summary Compensation Table, including Mr. Reichental. Certain of these named executive officers received such stock option grants as part of their compensation package at the time they joined the Company and were also granted shares of Common Stock at that time. These awards were designed to more closely align the interests of the recipients with the interests of the stockholders and to provide them an incentive to work toward the creation of long-term stockholder value. See "Option Grants in 2003" below and Note 2 to the Summary Compensation Table above.

        As is discussed below in this Proxy Statement, the Company proposes to replace its existing stock option program with a new 2004 Incentive Stock Plan that will provide for the issuance of restricted stock awards, incentive stock options and non-qualified stock options. This 2004 Incentive Stock Plan is intended to provide an effective method of motivating performance of key employees, including executive officers of the Company, and of creating an identity of interests in participating employees with the interests of the stockholders. See "Proposal No. 7—Approval of 2004 Incentive Stock Plan" below for a discussion of this proposal.

  Compliance with Section 162(m) of the Internal Revenue Code

        Under Section 162(m) of the Internal Revenue Code of 1986, as amended, a public company is generally not entitled to a deduction for Federal tax purposes for non-performance-based compensation paid to its executive officers who are named in the Summary Compensation Table to the extent any such individuals' compensation in any year exceeds $1.0 million. Special rules apply for "performance-based" compensation, including the pre-approval of performance goals applicable to that compensation.

        All compensation paid to the Company's named executive officers in fiscal 2003 was fully deductible. With respect to compensation to be paid to named executive officers in 2004 and future years, in certain instances their compensation may exceed $1.0 million. However, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy that all compensation must be deductible for Federal income tax purposes.

                      Compensation Committee

                      Miriam V. Gold, Chair
                      Kevin S. Moore

Employment and Other Agreements with Executive Officers

  Abraham N. Reichental

        Effective September 19, 2003, the Company entered into an employment agreement with Abraham N. Reichental pursuant to which he was appointed President and Chief Executive Officer and a member of the Board of Directors. Pursuant to this agreement, his annual base salary is $450,000 per year, subject to increase at the discretion of the Compensation Committee of the Board of Directors. In addition to standard benefits, he participates in an incentive compensation plan, based upon performance, with a target bonus of $250,000 per year, subject to a maximum potential bonus equal to 100% of his base salary, as further described in Mr. Reichental's employment agreement. At the time he was hired, Mr. Reichental received a $100,000 cash bonus and a stock grant of 100,000 shares of Common Stock. He also received stock options covering 400,000 shares of Common Stock subject to a four-year vesting schedule. Of the stock options received, 55,401 shares are incentive stock options and 344,599 shares are non-qualified stock options. Mr. Reichental's agreement has a term of two years commencing September 19, 2003 and is renewable automatically for succeeding terms of one year, unless the Company or Mr. Reichental gives written notice of intent not to renew. If the Company gives notice to Mr. Reichental of its intention not to renew the employment agreement, or if Mr. Reichental's employment is terminated by reason of death or by the Company without cause (as defined in the employment agreement), Mr. Reichental will receive as severance: (a) the same health and disability benefits as he receives under the employment agreement for two years or until he obtains other employment providing for these benefits, (b) two years of his then current base salary, in the total sum of at least $900,000, together with a bonus with respect to the year of termination equal to a pro-rata amount of the bonus which he would have received for that year based on the annualized performance of the Company up to the date of termination, and (c) all unvested stock options, which shall fully vest upon and no later than the termination of Mr. Reichental's employment.

  Fred R. Jones

        Effective December 26, 2003, the Company entered into an employment agreement with Fred R. Jones pursuant to which he was appointed Vice President and Chief Financial Officer. Pursuant to this agreement, Mr. Jones' annual base salary is $250,000 per year, subject to increase at the discretion of the Compensation Committee of the Board of Directors. In addition to standard benefits, he participates in an incentive compensation plan, based upon performance, with a target bonus equal to 50% of his base salary, subject to a maximum potential bonus equal to 100% of his base salary, as further described in his employment agreement. At the time he was hired, he received a stock grant of 10,000 shares of Common Stock and stock options for 100,000 shares of Common Stock subject to a four-year vesting schedule. Of the stock options received, 40,800 shares are incentive stock options and 59,200 shares are non-qualified stock options. The term of his agreement is for two years commencing December 26, 2003. The agreement is renewable automatically for succeeding terms of one year, unless the Company or Mr. Jones gives written notice of intent not to renew. If the Company gives notice to Mr. Jones of its intention not to renew the employment agreement, or Mr. Jones' employment is terminated by reason of death or by the Company without cause (as defined in the employment agreement), or under certain circumstances following a change of control, as defined in the employment agreement, Mr. Jones will receive as severance: (a) the same health and disability benefits as he receives under the employment agreement for two years or until he obtains other employment providing for these benefits, (b) two years of his then current base salary, in the total sum of at least $500,000, together with a bonus with respect to the year of termination equal to a pro-rata amount of the bonus which he would have received for that year, and (c) all unvested stock options, which shall fully vest upon and no later than the termination of his employment.

  Brian K. Service

        From September 10, 2002 through October 15, 2002, the Company engaged Mr. Service on an interim consulting basis for which he was paid $79,999. Prior to September 2002, Mr. Service was compensated for his services by Regent Pacific Management Corporation, which the Company had retained to provide management services to the Company, including the services of the Chief Executive Officer, at an aggregate fee of $45,000 per week.

        On October 15, 2002, Mr. Service entered into an employment agreement with the Company under which he was entitled to be paid an annual base salary of $463,000 and was awarded fully vested options, with a term of five years, to purchase 350,000 shares of Common Stock at a price of $5.78 per share, which was the closing price of the Common Stock on October 15, 2002. From October 15, 2002 until his resignation as an officer and director of the Company on August 8, 2003, Mr. Service was employed by the Company as Chief Executive Officer and President and served as a director of the Company.

        On November 18, 2002, the Company and Brian K. Service, Inc. ("BKS"), a corporation in which Mr. Service was a stockholder, officer and director, entered into a consulting agreement pursuant to which the Company agreed to pay to BKS over an initial 11-month term a monthly fee $15,000 plus additional consultant-based fees at the rate of $15,000 per week per consultant furnished by BKS during such week to perform consulting services to the Company. The agreement provided that the amount to be paid to BKS for such consultant-based fees was to be subject to a maximum of $130,000 in excess of the costs incurred by BKS for such consultants.

        On August 8, 2003, the Company and Mr. Service entered into a letter agreement pursuant to which he resigned from his offices with the Company and from the Board of Directors, his employment and consulting agreements with the Company were amended to provide for him to receive a total of $300,211 for the remainder of 2003, and those agreements were terminated except for an indemnification obligation of the Company set forth in his consulting agreement. The August 8, 2003 agreement also provided that Mr. Service would remain an employee of the Company for a period extending up to August 8, 2005 at a base salary of $94,000 per year.

        From September 10, 2002 through December 31, 2003, the Company paid Mr. Service $87,264 in salary in 2002 and $511,692 in salary in 2003 and paid to Mr. Service and BKS $130,587 in consulting fees in 2002 and $362,450 in consulting fees in 2003.

  Charles W. Hull

        Mr. Hull and the Company are parties to a consulting agreement pursuant to which, upon his retirement, Mr. Hull will become a consultant to the Company for a period of four years at a fixed consulting fee that will decline from $275,000 in the first year to $100,000 in the fourth year, and he will remain entitled to certain customary benefits provided by the Company to employees during the term of that agreement.

Certain Transactions

        From January 1980 to March 1986, Mr. Hull was Vice President of UVP, Inc. ("UVP"), a systems manufacturing company, where he developed the Company's stereolithography technology. In 1990, the Company acquired the patents for this technology from UVP. Under the terms of that transaction, the Company is obligated to pay certain amounts, subject to certain conditions, based upon the Company's sales of stereolithography systems and licensing of the acquired patents. Pursuant to a 1987 contract between UVP and Mr. Hull, he is entitled to receive from UVP 10% of all royalties or other amounts that the Company pays to UVP with respect to the acquired patents after recoupment of certain expenses by UVP. The Company has been advised that, through December 31, 2003, Mr. Hull has received $704,000 from UVP under that contract.

        Pursuant to a 1998 Executive Long-Term Stock Incentive Plan, the Company offered loans to its executive officers of up to $60,000 to purchase shares of Common Stock reserved for issuance under the Company's 1996 Stock Incentive Plan. In 1998, Mr. Hull borrowed $60,000 pursuant to this program at an interest rate of 6% per year in order to purchase 9,619 shares of Common Stock. That note was secured by the shares of Common Stock purchased. In July 2003, pursuant to the terms of the note and related transaction documents, the $45,232 remaining principal amount of this note, including accrued interest, was retired in exchange for 6,031 shares of Common Stock having a then current market value equivalent to the outstanding principal amount of that note.

        In June 2000, the Company entered into a distribution agreement for ThermoJet® printers with 3D Solid Solutions ("3DSS"), a partnership controlled by Mr. Loewenbaum, the Chairman of the Board of Directors. In 2003, 3DSS purchased no products or services from the Company.

        In connection with the Company's private placement of its Series B Convertible Preferred Stock in May 2003, Messrs. Loewenbaum, Service and Hull, purchased $1.5 million of the Series B Convertible Preferred Stock out of the total $15.8 million issue of these securities. In addition, Clark Partners I, L.P., a New York limited partnership, purchased $5.0 million of the Series B Convertible Preferred Stock. Kevin S. Moore, a member of the Board of Directors, is the president of the general partner of Clark Partners I, L.P. See "Voting Securities-Beneficial Ownership Table" above. In connection with this offering, Houlihan Lokey Howard & Zukin rendered its opinion that the terms of the offering were fair to the Company from a financial point of view. A special committee of the Board of Directors, composed entirely of disinterested independent directors, approved the offer and sale of the preferred shares and recommended the transaction to the Board of Directors. The Board of Directors also approved this transaction, with interested Board members not participating in the vote.

        In connection with the Company's private placement of its 6% convertible subordinated debentures in November and December 2003, Messrs. Reichental, Loewenbaum, Kever, McAlea and Grace purchased an aggregate of $2.6 million of the total of $22.7 million of the 6% convertible subordinated debentures that were issued. In addition, Clark Partners I, L.P. purchased $3.0 million of the 6% convertible subordinated debentures. See "Voting Securities-Beneficial Ownership Table" above. In connection with this offering, Houlihan Lokey Howard & Zukin rendered its opinion that the terms of the offering were fair to the Company from a financial point of view. A special committee of the Board of Directors, composed entirely of disinterested independent directors, approved the offer and sale of the 6% convertible subordinated debentures and recommended the transaction to the Board of Directors. The Board of Directors also approved this transaction.

OPTION GRANTS IN 2003

        The following table sets forth certain information regarding stock options granted during 2003 to the executive officers named in the Summary Compensation Table.

	Number of Shares of Common Stock Underlying Options Granted
		Percent of Total Options Granted To Employees in 2003(1)			Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(3)
Name			Exercise or Base Price(2)	Expiration Date
					5%	10%
Abraham N. Reichental	400,000	38.5%	$7.22	9/19/13	$2,318,347	$5,402,001
Kevin McAlea, Ph.D	55,000	5.3%	5.31	5/15/13	183,669	465,452
G. Peter V. White	85,000	8.2%	7.25	3/5/13	387,289	981,466
Robert M. Grace, Jr.	40,000	3.9%	9.60	11/3/13	218,691	575,685
Fred R. Jones	100,000	9.6%	9.80	12/26/13	608,172	1,548,899
Ray R. Saunders	25,000	2.4%	5.31	5/15/13	83,485	211,569
Kevin M. McNamara	25,000	2.4%	5.91	6/2/13	101,471	249,093

(1)
Options to purchase an aggregate of 1,038,500 shares of Common Stock were granted to employees in 2003.

(2)
The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(3)
The potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to the applicable requirements of Item 402(c) of Regulation S-K and do not represent a forecast of the future value of the Common Stock.

AGGREGATED OPTION EXERCISES IN 2003
AND 2003 YEAR-END OPTION VALUES

        The following table sets forth, for each of the current executive officers named in the Summary Compensation Table, certain information regarding the exercise of stock options during 2003, the number of shares of Common Stock underlying stock options held at the end of 2003 and the value of options held at the end of 2003 based upon the last reported sales price ($10.15 per share) of the Common Stock on The Nasdaq National Market on December 31, 2003.

			Number of Securities Underlying Unexercised Options at December 31, 2003
					Value of Unexercised In-the-Money Options at December 31, 2003
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Abraham N. Reichental	—	—	3,462	396,538	$10,147	$1,162,253
Brian K. Service	—	—	350,000	—	1,566,250	—
Charles W. Hull	—	—	80,000	5,000	—	—
Kevin McAlea, Ph.D.	—	—	37,500	92,500	—	266,200
G. Peter V. White	—	—	—	85,000	—	246,925
Robert M. Grace, Jr.	—	—	—	40,000	—	22,000
Fred R. Jones	—	—	—	100,000	—	35,000
Ray R. Saunders	—	—	39,000	37,500	—	121,000
Grant R. Flaharty	—	—	185,000	15,000	519,186	4,937
Kevin M. McNamara	—	—	25,000	—	106,000	—

PROPOSAL NOS. 2 THROUGH 6
AMENDMENT OF SUPERMAJORITY PROVISIONS

        The Company's Certificate of Incorporation contains certain provisions, referred to in this Proxy Statement as the "Supermajority Provisions," that provide that:

  •
  special meetings of the stockholders of the Company for any purpose may be called only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President of the Company (Article Fifth);

  •
  the directors of the Company, other than those who may be elected by class or series of Preferred Stock or other capital in the Company's Certificate of Incorporation, are to be divided into three classes, as nearly equal in number as possible, with the members of each class of directors to be elected for terms of three years, and directors of the Company may be removed by the stockholders only for cause, subject to the rights of the holders of any class or series of Preferred Stock or other capital stock as set forth in the Company's Certificate of Incorporation (Article Sixth);

  •
  actions of the stockholders by written consent pursuant to Delaware law are prohibited (Article Seventh);

  •
  the Board of Directors shall have the sole authority to adopt, repeal, alter, amend or rescind the Company's By-Laws (Article Tenth); and

  •
  amendments to any of the foregoing provisions, or the provision specifying the vote required to amend the Certificate of Incorporation, requires the affirmative vote of the holders of at least 66 2/3% of the outstanding Common Stock and Preferred Stock of the Company (Article Eleventh).

        As provided in Article Eleventh of the Certificate of Incorporation, these provisions cannot be amended without the affirmative vote of stockholders owning at least 66 2/3% of the combined voting power of the outstanding Common Stock and Preferred Stock, therefore it is very important that you vote your shares on these proposals.

        These provisions limit the ability of the holders of the Common Stock and Preferred Stock to influence the corporate governance of the Company and to take certain actions that stockholders would be permitted to take under Delaware law. In connection with its ongoing review of the Company's corporate governance profile, the Board of Directors has concluded that the amendment of the Supermajority Provisions would be beneficial to the Company and its stockholders.

        The proposed amendments to the Certificate of Incorporation will effectively repeal the provisions described above and replace them with provisions that the Board of Directors believes give the Company's stockholders more customary rights with respect to the Company's affairs.

        The election of directors is the primary avenue for stockholders to influence corporate policies and to hold management accountable for its implementation of those policies. The Company's management and the Board of Directors believe that the accountability of the Board of Directors to the stockholders is enhanced when the directors are required to stand for election each year and when the stockholders have the right to remove directors who do not perform their responsibilities to the stockholders. A classified board with staggered three-year terms, as required by one of the Supermajority Provisions, deprives the stockholders of the ability to express their evaluation of the performance of the whole Board of Directors annually. In keeping with the goal of maximizing director accountability to the stockholders, the Board of Directors has determined that having all of the Company's directors elected annually would best serve the interests of the Company and its stockholders.

        Although the authority of the stockholders to amend or repeal by-laws of a publicly owned corporation such as the Company is rarely exercised, the Board of Directors believes the ability to exercise that right by a majority of the voting power is an important element of corporate governance, as are the rights of the stockholders under Delaware law to act by written consent, to remove directors, with or without cause, and to call special meetings of the stockholders.

        The forms of Articles FIFTH, SIXTH, SEVENTH, TENTH and ELEVENTH of the Company's Certificate of Incorporation attached to this Proxy Statement in Annex B illustrate how these provisions of the Company's Certificate of Incorporation would read if the Supermajority Provisions are amended pursuant to Proposal Nos. 2 through 6. Also included in Annex B is a version of the Supermajority Provisions, marked to show the specific changes that would be made to the existing provisions of the Company's Certificate of Incorporation if the Supermajority Provisions are amended at the Annual Meeting.

        Approval of each of Proposal Nos. 2 through 6 requires the affirmative vote of at least 66 2/3% of the outstanding Common Stock and Preferred Stock of the Company, voting together as a single class.

        For the reasons set forth above, the Board of Directors unanimously recommends you vote FOR each of Proposal Nos. 2 through 6 to amend the Supermajority Provisions.

        The following describes the separate proposals to amend the Certificate of Incorporation:

Proposal No. 2—Proposal Regarding Special Meetings of Stockholders

        Pursuant to Proposal No. 2, Article FIFTH of the Company's Certificate of Incorporation will be amended by deleting the second sentence thereof, which currently prohibits stockholders from calling special meetings of stockholders. If this amendment is approved, stockholders of the Company will be entitled to call special meetings of the stockholders of the Company, as provided in the Company's By-Laws.

        As currently in effect, the By-Laws provide that, subject to the provisions of the Certificate of Incorporation and to procedures set forth in the By-Laws, special meetings of the stockholders shall be called by the Chief Executive Officer or the Secretary of the Company at the request in writing of stockholders owning a majority in voting power of the Company's then outstanding voting stock.

The Board of Directors unanimously recommends you vote FOR Proposal No. 2.

Proposal No. 3—Proposal to De-Classify the Board and Permit Removal of Directors Without Cause

        Pursuant to Proposal No. 3, Article SIXTH of the Company's Certificate of Incorporation will be amended in its entirety, thereby eliminating the current provisions of the Certificate of Incorporation which provide for a classified Board of Directors and prohibit the removal of directors other than for cause. Under the proposed amended text of Article SIXTH, in the future each director (other than a director who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation) would be elected to hold office until a successor is elected at the next succeeding annual meeting of stockholders and qualified or until that director's earlier death, resignation or removal. Article SIXTH also contains a provision for the phase-out of the Company's current classified Board of Directors, as their classified terms expire.

        If Proposal No. 3 is approved, in order to provide for an orderly transition, the Class II Directors elected at the Annual Meeting will serve out a normal three-year terms ending at the 2007 Annual Meeting. The terms of the Class III Directors will continue until the 2005 Annual Meeting, and the terms of the Class I Directors will continue until the 2006 Annual Meeting. After the end of the respective classified terms, nominees for election will stand for re-election for one-year terms, consistent with the amended language of Article SIXTH described above and in Annex B. In addition, if Proposal No. 3 is approved, the Board of Directors may consider alternative measures to implement the intent of the amendment.

The Board of Directors unanimously recommends you vote FOR Proposal No. 3.

Proposal No. 4—Proposal to Permit Written Consents

        Pursuant to Proposal No. 4, the second paragraph of Article SEVENTH will be amended by deleting the second paragraph thereof. As a result of this amendment, stockholders will be entitled to act by written consent in lieu of a meeting as permitted by the Delaware General Corporation Law.

The Board of Directors unanimously recommends you vote FOR Proposal No. 4.

Proposal No. 5—Proposal Regarding Amendments to Certificate of Incorporation

        Pursuant to Proposal No. 5, Article TENTH will be amended by deleting the language in that Article granting to the Board of Directors the sole authority to adopt, repeal, alter, amend or rescind the Bylaws of the Company and replacing that language with language granting non-exclusive authority over those matters to the Board of Directors. As a result of this amendment, stockholders will be entitled to adopt, amend or repeal the Company's By-Laws by the affirmative vote of a majority of the voting power of the then outstanding shares of Common Stock and Preferred Stock, as provided in the By-Laws of the Company.

The Board of Directors unanimously recommends you vote FOR Proposal No. 5.

Proposal No. 6—Proposal Regarding Amendments to Supermajority Provisions

        Pursuant to Proposal No. 6, Article ELEVENTH will be amended by deleting the proviso to that Article, thereby deleting from the Company's Certificate of Incorporation the requirement of a two-thirds vote in order to amend or repeal the Supermajority Provisions.

The Board of Directors unanimously recommends you vote FOR Proposal No. 6.

PROPOSAL NO. 7
APPROVAL OF 2004 INCENTIVE STOCK PLAN

        On March 2, 2004, the Board of Directors approved the 2004 Incentive Stock Plan for submission to the stockholders at the Annual Meeting. The 2004 Incentive Stock Plan will become effective upon approval by the stockholders. A copy of the 2004 Incentive Stock Plan is attached as Annex C to this Proxy Statement.

        The 2004 Incentive Stock Plan is intended to give the Company greater flexibility in providing competitive incentive compensation that closely aligns the interests of key employees and officers with those of the Company's stockholders. Notwithstanding this flexibility, it is the Company's intention to move its equity compensation practices for senior management and key employees primarily towards restricted stock awards. If the 2004 Incentive Stock Plan is approved, any existing stock option plan of the Company for executives and key employees (including most notably its 1996 Stock Incentive Plan and its 2001 Stock Option Plan) will be terminated except with respect to options that are outstanding under those plans immediately prior to the Annual Meeting. The Company currently expects that its Employee Stock Purchase Plan, a broad-based plan, will remain in effect.

        The 2004 Incentive Stock Plan will provide for the grant of restricted stock awards as well as incentive stock options ("ISOs"), non-qualified stock options ("NQSOs") and performance awards. Any person who is an employee of or consultant to the Company and certain of its subsidiaries and affiliates will be eligible to be considered for awards under the 2004 Incentive Stock Plan. The Compensation Committee of the Board of Directors will have the authority, without limitation, to select the employees and consultants to whom awards will be granted. As of the date of this proxy statement, approximately 100 persons would qualify as eligible participants under the 2004 Incentive Stock Plan.

        Future awards under the 2004 Incentive Stock Plan will be discretionary so that it is impossible to determine who will receive awards and in what amounts in the event the plan is approved. There currently is no intention to make any award of any specific amount to any specific individual in the event that the plan is approved by the stockholders, although it is anticipated that each of the Company's current executive officers would be eligible to participate.

        The total number of shares of Common Stock reserved and available for issuance under the 2004 Incentive Stock Plan will be 1,000,000 shares. The number of shares of Common Stock that can be made subject to stock options under the 2004 Incentive Stock Plan to any one person per year will be 100,000. Each of the limits described above may be adjusted equitably to accommodate a change in the capital structure of the Company. Otherwise, no repricing of stock options or other awards under the 2004 Incentive Stock Plan will be permitted. As of March    , 2004, the per share closing price of the Company's Common Stock as reported on The Nasdaq Stock Market's National Market was $            .

        The 2004 Incentive Stock Plan will be administered by the Compensation Committee of the Board of Directors, which will be comprised of individuals who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Committee will have broad discretion to determine the terms and conditions of awards made under the Plan and to amend or terminate the Plan. The "plan year" will be the calendar year. See "Meetings and Committees of the Board of Directors—Compensation Committee" above.

Restricted Stock

        Restricted stock granted under the 2004 Incentive Stock Plan will be Common Stock that either (a) is granted outright or (b) is granted subject to a three-year option in favor of the Company to repurchase the Common Stock at its issue price, which option will become exercisable only if the participant terminates employment or service other than as a result of death or disability (as defined in the Plan). The issue price of restricted stock will be no less than par value and no more than ten percent of the fair market value of a share of Common Stock on the date of grant. Participants must pay the issue price for restricted stock in cash. While restricted, certificates evidencing shares of restricted stock will bear a legend describing the restrictions, which will be exchanged for unlegended certificates once the restrictions expire. Apart from the Company's option to repurchase, holders of restricted stock will have all rights of stockholders during the term of the restrictions provided that the administrative terms of the restricted stock awards are complied with (e.g., the participant executes an award agreement, etc.).

Other Awards

        The terms and conditions of stock options granted under the 2004 Incentive Stock Plan will be set forth in individual grant agreements, subject to the following limitations. The exercise price per share of an option will not be less than the fair market value per share of the Company's Common Stock on the date the option is granted. Although there currently are no such individuals, in the case of an ISO granted to a person beneficially owning more than ten percent of the voting power of the Company, the exercise price per share of the ISO will not be less than 110% of the fair market value per share of the Company's Common Stock on the date the ISO is granted. The maximum term of any stock option will be ten years from the date of grant. Stock options may be exercised by paying the exercise price in cash or through a "cashless exercise," which will be conducted in a manner acceptable to the Company through a third party broker, and otherwise in compliance with Section 402 of the Sarbanes-Oxley Act.

        If a participant terminates employment or service with the Company by reason of death or disability (as defined in the Plan), any stock option held by that participant may be exercised by that participant until the expiration of twelve months after the date of such death or disability, provided that such stock option was exercisable on such date. If a participant is terminated without cause (as defined in the Plan), retires or resigns from employment or service, any stock option held by that participant will be exercisable until the expiration of ninety days from the date of the participant's termination, but only to the extent that the stock option already was exercisable as of that date. Any stock options held by a participant who is terminated for cause will expire immediately.

        The 2004 Incentive Stock Plan is intended to meet the requirements of Section 162(m) of the Code, so that any compensation granted under the plan that, when combined with other compensation paid to the same individual during a fiscal year, exceeds $1 million, will be deductible by the Company (provided the other requirements of Section 162(m) are met). The restrictions under Section 162(m) apply only the Company's Chief Executive Officer or any other of the top four highest-paid executive officers. Awards paid to these individuals under the 2004 Incentive Stock Plan will, to the extent necessary to comply with Section 162(m) (and unless the Committee determines otherwise), be "Performance Awards." Performance Awards are awards that vest only upon the achievement of certain performance goals that are specified in advance by the Committee, and that relate to business criteria (such as cash flow, earnings per share, etc.) that are set forth in the Plan. The maximum aggregate amount that can be awarded to any one participant pursuant to Performance Awards in a single plan year is proposed to be $1 million.

Certain Federal Income Tax Consequences

  Restricted Stock

        The tax consequences to the participant of receiving restricted stock will vary depending on whether the stock is subject to an option to repurchase in favor of the Company or is received outright, and whether the participant makes an election under Section 83(b) of the Code. In all cases, the

Company will be entitled to take a deduction at the same time as, and in the same amount as, the participant recognizes ordinary income on account of the restricted stock.

  Non-Qualified Stock Options

        A participant generally will not realize taxable income upon the grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary income equal to the difference between the fair market value of the Common Stock being purchased and the exercise price. The Company generally will be entitled to take a federal income tax deduction in the amount of ordinary income recognized by the participant. If the participant exercises a NQSO and subsequently sells the option shares, any appreciation will be taxed as capital gain in an amount equal to the excess of the sales proceeds for the option shares over the participant's basis in the option shares. The participant's basis in the option shares generally will be the exercise price plus the amount included in the participant's ordinary income upon exercise.

  Incentive Stock Options

        In general, a participant will have no income tax consequences at the time of grant or exercise of an ISO (except for purposes of computing liability for alternative minimum tax, if any). Upon sale of the underlying stock after satisfying applicable holding period requirements, any amount realized by the participant in excess of the exercise price paid will be taxed to him or her as capital gain. If the holding period requirements are not satisfied, at the time the underlying stock is sold (a "disqualifying disposition") the participant will recognize ordinary income equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and also will realize capital gain (if any) equal to the excess of the sales proceeds for the option shares over the participant's basis in the option shares. The participant's basis in the option shares generally will be the exercise price plus the amount included in the participant's ordinary income upon exercise. The Company will be entitled to a deduction on account of an ISO only if there is a disqualifying disposition. In that case, the Company will be entitled to a deduction in the amount of ordinary income realized by the participant.

        While the exercise of an ISO does not result in current taxable income, there are implications with regard to the alternative minimum tax ("AMT"). The "spread" between the exercise price of an ISO and the fair market value of the underlying stock at the time of exercise will be considered as part of AMT income for the year in which the option is exercised. If, however, a disqualifying disposition occurs in the year in which the option is exercised, the gain on the disposition of the ISO stock, rather than the "spread," is the amount that will be considered as part of AMT income. Should there be a disqualifying disposition in a year other than the year of exercise, the ordinary income element on the disqualifying disposition will not be considered income for AMT purposes, but the capital gain element will be either short- or long-term capital gain for AMT purposes. The basis of the ISO stock for determining gain or loss for AMT purposes will be the exercise price for the ISO stock plus the amount already treated as income for AMT purposes at the time of exercise.

  Withholding Taxes

        The Company generally will be entitled to withhold any required tax in connection with the exercise or payment of any award, and may require the participant to pay such tax as a condition to exercise of an award.

        Approval of Proposal No. 7 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

The Board of Directors unanimously recommends you vote FOR Proposal No. 7.

PROPOSAL NO. 8
APPROVAL OF RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

        On March 2, 2004, the Board of Directors approved the Restricted Stock Plan for Non-Employee Directors (the "Directors Stock Plan") for submission to the stockholders at the Annual Meeting. The Directors Stock Plan will become effective upon its approval by the stockholders. A copy of the Directors Stock Plan is attached to this Proxy Statement as Annex D.

        The Directors Stock Plan is intended to enhance the Company's ability to attract, retain and motivate Non-Employee Directors (as defined below) of exceptional ability, and to promote the common interest of Non-Employee Directors and stockholders in enhancing the value of the Company's Common Stock. If the Directors Stock Plan is approved, the 1996 Non-Employee Directors Stock Option Plan will be terminated except with respect to options that are outstanding under that Plan immediately prior to the Annual Meeting. See "Director Compensation" above. Each director of the Company who is not an officer or employee of the Company or of its subsidiaries or affiliates (each a "Non-Employee Director") will be eligible to receive grants of Common Stock under the Directors Stock Plan as described below. Of the Company's current directors, Ms. Gold and Messrs. Kever, Loewenbaum, Moore and Spalding will be entitled to receive grants under the Directors Stock Plan.

        If the Directors Stock Plan is approved by the stockholders, each Non-Employee Director will receive certain grants of the Company's Common Stock for serving as a director of the Company. The stock grants that would be made under the Directors Stock Plan are as follows:

  •
  Annual Grants.  Upon the adjournment of each annual meeting of the stockholders of the Company, each Non-Employee Director who has been elected a director of the Company at such annual meeting or who was not a nominee for election at such annual meeting because his or her term extends past such annual meeting shall receive a grant of 3,000 shares of Common Stock.

  •
  Interim Grants.  Any Non-Employee Director who is elected a director at other than an annual meeting shall receive on the date of such election a pro-rata portion of the annual grant that such director would have received if elected at an annual meeting.

  •
  Initial Grants.  Each newly elected Non-Employee Director will receive an initial grant of 1,000 shares of Common Stock when he or she is first elected to the Board of Directors.

        At the $            per share closing price of the Company's Common Stock as reported on the Nasdaq Stock Market's National Market on March    , 2004, a grant of 3,000 shares made on that date under the Directors Stock Plan to each of the five current Non-Employee Directors would have been valued at $            per director, and $            in the aggregate. None of the current Non-Employee Directors would be eligible to receive an initial grant or an interim grant.

        The Directors Stock Plan does not prevent the Board of Directors from exercising its authority to approve the payment of additional retainer fees to Non-Employee Directors, to adopt additional plans or arrangements relating to the compensation of Non-Employee Directors or to amend the Company's existing cash fees paid to Non-Employee Directors. See "Director Compensation" above. However, as discussed above, except with respect to outstanding options, the 1996 Non-Employee Directors Stock Option Plan would terminate upon the approval of the Directors Stock Plan. The Board of Directors does not currently intend to make changes relating to the compensation of Non-Employee Directors if the Directors Stock Plan is approved by the stockholders.

        Prior to the issuance of Common Stock pursuant to the Directors Stock Plan, a Non-Employee Director will be required to pay to the Company an issue price equal to the $0.001 par value per share of the Common Stock. The issuance of Common Stock is also contingent upon and subject to the execution by the Non-Employee Director of an agreement to hold the shares of Common Stock covered by such grant in accordance with the terms and conditions of the Directors Stock Plan (including without limitation the restrictions on transferability provided for in the Plan, and described below) and to comply with certain other terms and conditions of the grant.

        Non-Employee Directors will be permitted to sell up to 50% of the number of shares of Common Stock covered by any grant under the Directors Stock Plan in order to pay the resulting taxes. Otherwise, shares of Common Stock issued pursuant to the Directors Stock Plan, or any interest therein, may not be sold, transferred, pledged, encumbered or otherwise disposed of (including, without limitation, by way of gift or donation) by the Non-Employee Director to whom the shares are issued as long as the Non-Employee Director remains a director of the Company. Rights to receive Common Stock pursuant to the Directors Stock Plan also will not be transferable by the recipient of an award. During the period for which the Common Stock is restricted, however, as a stockholder of record the Non-Employee Director will be entitled to receive dividends or other distributions in respect of Common Stock and will have voting rights with respect to those shares. If a Non-Employee Director dies while in service, shares held by the director that are subject to the Directors Stock Plan will be permitted to be transferred to a designated beneficiary.

        The restrictions on the transferability of shares issued pursuant to the Plan will terminate upon the occurrence of certain events related to change of control of the Company that are specified in the Plan. The Company currently does not contemplate any event that would lead to the termination of these restrictions.

        The number of shares issuable pursuant to the Plan and the number of shares to be delivered pursuant to initial grants, annual grants and interim grants will be subject to adjustment in the event of changes in the common stock of the Company by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation. The Plan authorizes the issuance of up to 200,000 shares of Common Stock for awards under the Plan.

        The Directors Stock Plan will be administered by the Board of Directors or a committee designated by the Board, which is anticipated to be the Compensation Committee, which will have the authority to amend or discontinue the Plan or any provision thereof. Notwithstanding the foregoing, the approval of the stockholders of the Company is required for any amendment that would (a) increase the number of shares of Common Stock available for grant under the Plan, (b) materially increase the benefits accruing to participants under the Plan, (c) modify the requirements as to eligibility for participation under the Plan, or (d) change the Board's authority to take any of the foregoing actions or modify the foregoing requirement for stockholder approval.

        Approval of Proposal No. 8 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

The Board of Directors unanimously recommends you vote FOR Proposal No. 8.

PROPOSAL NO. 9
RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

        The Audit Committee has approved the retention of BDO Seidman, LLP ("BDO") as the Company's independent auditor to examine and report on the Company's financial statements for the fiscal year ending December 31, 2004, subject to ratification of its retention by the stockholders at the Annual Meeting. BDO was first retained on April 23, 2003 as the independent auditor for the Company in 2003, it examined and reported on the Company's financial statements for the year ended December 31, 2003, and it is considered well qualified. Valid proxies will be voted on this proposal in accordance with the voting directions specified on the proxy or, if no directions are given, will be voted FOR Proposal No. 9 to ratify the appointment of BDO as the Company's independent auditor.

        Representatives of BDO are expected to be present at the Annual Meeting. The BDO representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        Approval of Proposal No. 9 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

The Board of Directors unanimously recommends you vote FOR Proposal No. 9.

PRINCIPAL INDEPENDENT AUDITOR FEES

        The following table sets forth the aggregate fees billed to the Company by BDO for professional services rendered for the year ended December 31, 2003, which was the first year in which BDO performed any services for the Company. The table also sets forth the aggregate fees billed to the Company for professional services rendered for the year ended December 31, 2002 by Deloitte & Touche, LLP which was the Company's independent auditor in 2002.

	2003	2002
Audit Fees(1)	$380,000	$660,000
Audit Related Fees(2)	39,000	35,000
Tax Fees(3)	15,000	458,000
All Other Fees(4)	605,000	—

	$1,039,000	$1,153,000

(1)
Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)
Audit-related fees consist primarily of procedures related to registration statement filings and consultation on accounting standards.

(3)
Tax fees include all tax services relating to tax compliance, tax planning and reporting.

(4)
All other fees in 2003 consisted principally of fees for non-audit services billed by BDO for work involved in the 2003 investigation of the Company's revenue recognition practices in prior years. BDO was first retained by counsel to the Audit Committee in 2003 to assist such counsel and the Audit Committee in the investigation that the Audit Committee conducted with regard to the Company's revenue recognition practices. See "Report of the Audit Committee—Restatement Of Prior Year Financial Statements" below.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

CHANGE IN INDEPENDENT AUDITORS IN 2003

        Deloitte and Touche LLP served as independent auditor for the Company for the years ended December 31, 2002 and 2001. On April 16, 2003, Deloitte informed the Company that it did not intend to stand for re-election as the Company's principal independent auditor. Subsequently, on July 16, 2003, Deloitte advised the Company that the client-auditor relationship between the Company and Deloitte had ceased.

        The reports of Deloitte on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 did not include an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the 2002 report which contained an explanatory paragraph relating to a going concern uncertainty.

        During the fiscal years ended December 31, 2002 and 2001 and the period from January 1, 2003 to July 16, 2003, (a) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and (b) there were no "reportable events" as the term is defined in Item 304(a)(1)(v) of Regulation S-K, except as follows:

  •
  Deloitte informed the Company that material weaknesses in the Company's internal controls existed. Specifically, Deloitte advised the Company that:

  •
  The Company's accounting and finance staff were inadequate to meet the needs of a complex, multinational SEC registrant. The Company needed to strengthen its capability to implement existing generally accepted accounting principles, as well as understand and implement new accounting standards. In addition, the Company needed to strengthen its capabilities in performing routine accounting processes involved in closing its books, such as account reconciliations and analyses.

  •
  The Company needed to strengthen its controls and processes related to revenue recognition. During 2002, 2001 and 2000, revenue was recognized for transactions that did not meet the requirements for revenue recognition under the Company's policies or United States generally accepted accounting principles.

        The Company furnished Deloitte with a copy of the foregoing disclosures, which were initially made in the Company's Current Report on Form 8-K filed on July 23, 2003, and requested in connection with that filing that Deloitte furnish to the Company a letter addressed to the SEC stating whether it agreed with the above statements and, if not, stating the respects in which it did not agree. A copy of the letter dated July 22, 2003 from Deloitte to the SEC stating that it agreed with the Company's statements made in that Form 8-K is attached as Exhibit 16.1 to the Company's Current Report on Form 8-K filed on July 23, 2003.

        On March 27, 2003, counsel to the Audit Committee of the Company engaged BDO to assist the Audit Committee with its investigation related to certain sales transactions. As a result of the work performed, BDO orally communicated to the Company that it believed certain sales transactions were not recorded in the proper period. There were no other written or oral consultations between the

Company and BDO regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements that was considered an important factor by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or any other matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304(a)(2) of Regulation S-K.

        The Company requested that Deloitte furnish it with a letter addressed to the SEC stating whether it agreed with the above statements relating to the engagement of BDO as the Company's new independent auditor and, if not, stating the respects in which it did not agree. A copy of the letter dated April 29, 2003, from Deloitte to the SEC is attached as Exhibit 16.1 to the Company's Current Report on Form 8-K filed on April 30, 2003.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting processes and internal controls. The Audit Committee is currently composed of three directors, each of whom is independent as defined by the listing standards of the NASD. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is attached to this Proxy Statement as Annex A.

        Management is responsible for the Company's internal controls and financial reporting processes. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

  2003 Consolidated Financial Statements

        In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the audited consolidated financial statements for the year ended December 31, 2003. The Audit Committee discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditor that firm's independence. The Audit Committee also considered whether the independent auditor's provision of non-audit services was compatible with maintaining that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent auditor and the Audit Committee's review of the representations of management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the SEC.

  Restatement of Prior Year Financial Statements

        In connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2002, the Company's independent auditor identified 12 equipment sales transactions for which revenue had been recognized in the fourth quarter of 2002, which the Company's auditor believed should have been recognized in other periods. As a result, the Audit Committee conducted an investigation into the Company's equipment revenue recognition policies generally, and specifically with regard to the identified sales transactions and other related or similar transactions. As a result of the investigation by the Audit Committee, it was determined that some transactions in 2002, 2001 and 2000 did not satisfy all criteria of the Company's revenue recognition policy, and the Company restated its previously issued financial statements for the nine months ended September 27, 2002 and the years ended December 31, 2001 and 2000. At the direction of the Audit Committee, the Company implemented changes to its financial organization and enhanced its internal controls in response to the issues identified in the investigation and to better assure compliance with the Company's revenue recognition policy. The changes that were implemented during 2003 include the following:

  •
  replacement of the Company's chief financial officer and retention of new management in senior finance and operations positions, and in many staff positions;

  •
  termination or reassignment of other senior officers and key employees;

  •
  establishment of an internal audit function and retention of a Director of Internal Audit and a Manager of External Reporting;

  •
  clarification of the Company's revenue recognition policies by revising some of the Company's existing policies and drafting new policies, implementation of new control measures and introduction of more formalized and frequent training of finance, sales and other staff;

  •
  adoption and communication of a zero tolerance policy for employees who engage in violations of the Company's accounting policies and procedures;

  •
  establishment of an anonymous hotline for employees to report potential violations of policies and procedures or of applicable laws or regulations; and

  •
  institution of additional management oversight and detailed reviews of personnel, disclosures and reporting.

        The Company is in the process of developing a comprehensive policies and procedures manual, the current version of which is available to all employees on the Company's network. The Company expects this policies and procedures manual to be completed by the end of the third quarter of 2004. The Company is also conducting the evaluation of the effectiveness of its internal controls over financial reporting required by Section 404 of the Sarbanes-Oxley Act, and expects that evaluation to be timely completed by December 31, 2004. These steps are being taken to ensure that the financial statements and other financial information fairly present in all material respects the Company's financial condition, results of operations and cash flows.

                      Audit Committee

                      Richard C. Spalding, Chairman
                      Jim D. Kever
                      Kevin S. Moore

COMMON STOCK PERFORMANCE COMPARISONS

        The graph below shows, for the five years ended December 31, 2003, the cumulative total return on an investment of $100 assumed to have been made on December 31, 1998 in the Company's Common Stock. The graph compares such return with that of comparable investments assumed to have been made on the same date in (a) the NASDAQ Stock Market (U.S. Companies) Index, and (b) the S& P Information Technology Segment, a published Standard & Poor's market segment with which the Company is sometimes compared.

        Total return for the assumed investment assumes the reinvestment of all dividends on December 31 of the year in which such dividends were paid. No cash dividends were paid on the Company's Common Stock during the periods presented.

        The Company's Common Stock is quoted by The Nasdaq Stock Market's National Market (trading symbol: TDSC).

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG 3D SYSTEMS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P INFORMATION TECHNOLOGY INDEX

* $100 invested on 12/31/98 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002, Standard & Poor's, a division of McGraw•Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

CODE OF ETHICS

        The Company has adopted a Code of Conduct applicable to all of its employees worldwide as well as a Code of Ethics designed to set the standards of business conduct and ethics and to help directors and employees resolve ethical issues. The Code of Ethics applies to the Chief Executive Officer, Chief Financial Officer, all other senior financial executives and to directors of the Company when acting in their capacity as directors. The purpose of the Code of Conduct and the Code of Ethics is to ensure to the greatest possible extent that the Company's business is conducted in a consistently legal and ethical manner. Employees may submit concerns or complaints regarding ethical issues on a confidential basis by means of a toll-free telephone call to an assigned voicemail box. All concerns and complaints are investigated by the Company. Copies of the Code of Conduct and the Code of Ethics are posted on the Company's website at www.3DSystems.com.

        The Company intends to disclose amendments to, or waivers from, any provision of the Code of Ethics that applies to the Company's Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller and persons performing similar functions and that relates to any element of the Code of Ethics described in Item 406(b) of Regulation S-K by posting such information on its website at www.3DSystems.com.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, certain stockholder proposals may be eligible for inclusion in the Company's proxy statement and form of proxy. The date by which stockholder proposals must be received by the Company to be considered for inclusion in the proxy statement and form of proxy for the 2005 Annual Meeting of Stockholders is                        , 2004 (or if the date of the 2005 Annual Meeting is changed by more than 30 days from the anniversary date of the 2004 Annual Meeting, a reasonable time before the Company begins to print and mail the proxy materials for the 2005 Annual Meeting).

        Alternatively, the Company's By-Laws set forth certain procedures stockholders must follow in order to properly nominate a person for election to the Board of Directors or present any other business at an Annual Meeting of Stockholders, other than proposals included in the Company's Proxy Statement pursuant to the Rule 14a-8. In addition to any other applicable requirements, to properly nominate a person for election to the Board of Directors or for business to be properly brought before the 2005 Annual Meeting by a stockholder, a stockholder of record must give timely notice thereof in proper written form to the Secretary of the Company. To be timely, a stockholder's notice to the Secretary must be received at the principal office of the Company between                        , 2005 and                              , 2005, provided that, if the 2005 Annual Meeting is called for a date that is not within 30 days before or after May 19, 2005, then the notice by the stockholder must be so received a reasonable time before the Company mails its proxy statement for the 2005 Annual Meeting. The notice also must contain specific information regarding the nomination or the business proposed to be brought before the meeting, as set forth in the Company's By-Laws. A copy of the By-Law provisions relating to advance notice of business to be transacted at annual meetings may be obtained from the Secretary of the Company upon request.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        The Company is delivering, or making available electronically, this Proxy Statement and its 2003 Annual Report on Form 10-K to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Annual Report and Proxy Statement if previously notified by their bank, broker or other holder. This process by which only one annual report or proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called "householding." Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

        Street name stockholders in a single household who received only one copy of the Annual Report and Proxy Statement may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name stockholders whose holders of record utilize the services of ADP (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call 1-800-542-1061. The instructions must include the stockholder's name and account number and the name of the bank, broker or other holder of record. Otherwise, street name stockholders should contact their bank, broker, or other holder.

        Copies of this Proxy Statement and the 2003 Annual Report on Form 10-K are available promptly by calling 661-295-5600, Extension 2632, or by writing to Investor Relations, 3D Systems Corporation, 26081 Avenue Hall, Valencia, California 91355. If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling 661-295-5600, Extension 2632, or writing to Investor Relations, 3D Systems Corporation, 26081 Avenue Hall, Valencia, California 91355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and any persons owning ten percent or more of the Common or Preferred Stock to file reports with the Securities and Exchange Commission (the "SEC") to report their beneficial ownership of and transactions in the Company's securities and to furnish the Company with copies of those reports. Based upon a review of those reports filed with the Company, along with written representations from or on behalf of certain executive officers and directors that they were not required to file any reports during 2003, the Company believes that all of these reports were timely filed during 2003, except for the following: (i) a Form 3 filed by G. Peter V. White, which reported one transaction, (ii) a Form 3 by Ray R. Saunders, which reported six transactions, (iii) a Form 3 by Kevin McAlea, which reported three transactions, (iv) a Form 4 filed by Charles W. Hull, which reported one transaction, and (v) a Form 4 by The Clark Estates, Inc., which reported one transaction.

OTHER MATTERS

        This proxy statement is being delivered to you on behalf of the Company. The expenses of preparing, printing and mailing this notice of meeting and proxy material, making them available over the Internet, and all other expenses of soliciting proxies will be borne by the Company. The Company has retained Georgeson Shareholder Communications, Inc. ("Georgeson") to solicit proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission and to request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock or Preferred Stock held of record by those persons. The Company will pay Georgeson a fee of $10,000 for these services and will reimburse Georgeson for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. In addition, directors, officers and employees of the Company may solicit proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

        The Company does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. However, if any other matters come before the meeting, the proxies named in the enclosed proxy card will vote the shares represented by the proxy in the manner as the Board of Directors may recommend, and otherwise in the proxy holders' discretion.

                      By Order of the Board of Directors

                      Robert M. Grace Jr.
                       Secretary

Valencia, California
March    , 2004

ANNEX A

AUDIT COMMITTEE CHARTER

        This CHARTER (the "Charter") of the Audit Committee (the "Committee") has been amended and restated by the Board of Directors (the "Board") of 3D Systems Corporation (the "Company") on March 2, 2004.

        A.    Purpose.    The purpose of the Audit Committee shall be to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the "independent auditor"), performance of the internal auditor and the Company's processes to manage financial risk, and compliance with significant applicable legal, ethical and regulatory requirements. The Committee has sole authority over the appointment and replacement of the independent auditor and is directly responsible for compensation and oversight of the independent auditor.

        B.    Members.    The Committee shall consist of at least three "Independent Directors." For purposes of this Charter, "Independent Directors" shall mean directors who are determined by the Board to comply with standards of independence and experience established by the Board consistent with applicable statutes, regulations of the Securities and Exchange Commission, and listing standards of the National Association of Securities Dealers, Inc. for the Nasdaq Stock Market. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Committee members will not serve simultaneously on the audit committees of more than two other public companies. Members of the Committee shall be appointed and may be removed by the Board. The Board shall determine which member shall serve as Chairman.

        C.    Meetings.    The Committee meets at least once each quarter. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action by written consent without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the By-Laws of the Company, or (c) the laws of the State of Delaware.

        D.    Communications/Reporting.    The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the Company's internal auditors, and the Company's management. This communication will include periodic separate executive sessions with each of these parties.

        E.    Education.    The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

        F.    Authority.    The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

        G.    Duties and Responsibilities.    The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter. The Committee will review and reassess the adequacy of this Charter annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices and recommend any proposed changes to the Board.

        The Committee relies on the expertise and knowledge of management, the internal auditor and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

3D SYSTEMS CORPORATION
AUDIT COMMITTEE RESPONSIBILITIES CALENDAR
(Addendum to Audit Committee Charter)

WHEN PERFORMED Audit Committee Meetings
	Responsibility	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	As Needed
1	Prepare an agenda for Committee meetings in consultation between the Committee chair (with input from the Committee members), management of the Company, the internal auditor and the independent auditor.	X	X	X	X	X
2	Provide oversight of the independent auditor and resolve any disagreements between management of the Company and the independent auditor about financial reporting.	X	X	X	X
3	Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company and providing for pre-approval of those services by the Committee, subject to any de minimis exceptions permitted under applicable rules that the Committee approves.	X	X	X	X	X
4	Review with management of the Company any significant changes to GAAP policies or standards.	X	X	X	X
5	Participate (either the Chairman of the Committee and/or the Committee as a whole) in a telephonic meeting among management of the Company, the internal auditor and the independent auditor prior to each earnings release.	X	X	X	X
6	Review the periodic reports of the Company with management of the Company, the internal auditor and the independent auditor prior to filing of the reports with the Securities and Exchange Commission.	X	X	X	X
7	In connection with each periodic report of the Company, review
a. Management's disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act.
	b. The contents of the Chief Executive Officer's and the Chief Financial Officer's certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.	X	X	X	X
8	Review with the General Counsel legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.	X	X	X	X

9	Meet with the independent auditor in executive session to discuss any matters that the Committee or the independent auditor believes should be discussed privately with the Committee.	X	X	X	X
10	Meet with the internal auditor in executive session to discuss any matters that the Committee or the internal auditor believes should be discussed privately with the Committee.	X	X	X	X
11	Review and update the Committee Charter and Responsibilities Calendar annually.	X
12	Provide a report in the annual proxy that includes the Committee's review and discussion of matters with management and the independent auditor.	X
13	Appoint and replace the independent auditor and approve the terms on which the independent auditor is engaged.	X
14	Confirm annually the independence of the independent auditor and quarterly review the firm's non-audit services and related fees.	X
15	Verify that the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.	X
16	Review the independence of each Committee member based on applicable statutes, regulations of the Securities and Exchange Commission, and listing standards of the National Association of Securities Dealers, Inc. for the Nasdaq Stock Market.	X
17	Review with the internal auditor, the independent auditor and management of the Company the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.				X	X

18	As required by the Sarbanes-Oxley Act or other applicable rules or regulations, consider and review with management of the Company, the independent auditor and the internal auditor:
a. The Company's annual assessment of the effectiveness of its internal controls and the independent auditor's attestation and report about the Company's assessment of such internal controls, including computerized information system controls and security.
	b. Any related significant findings and recommendations of the independent public accountants and internal audit together with management's responses thereto.	X
19	Review with management of the Company and the independent auditor at the completion of the annual audit:
a. The Company's annual financial statements and related footnotes.
b. The independent auditor's audit of the financial statements and its report thereon.
c. Any significant changes required in the independent auditor's audit plan.
d. Any serious difficulties or disputes with management of the Company encountered during the course of the audit, including any restrictions on the scope of their work or access to required information.
e. Significant findings during the year and management's responses thereto.
	f. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X	X
20	Review with management of the Company and the independent auditor at least annually the Company's critical accounting policies.	X	X
21	Review disclosure in the Company's financial statements and periodic reports of transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business.	X
22	Develop and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.	X	X

23	Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. Retain, as the Committee deems necessary or appropriate, independent legal, accounting or other advisors.	X
24	Meet quarterly or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.	X
25	Provide an open avenue of communication between the internal auditor, the independent auditor, management of the Company and the Board. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.	X
26	Include a copy of the Committee Charter as an appendix to the proxy statement at least once every three years.	X
27	Review and approve the appointment or change in the internal auditor.	X
28	Inquire of management of the Company, the internal auditor, and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.	X
29	Meet with management of the Company in executive sessions to discuss any matters that the Committee or Finance management believes should be discussed privately with the Committee.	X
30	Perform such other functions as assigned by law, the Charter, the Company's Certificate of Incorporation or By-Laws, or the Board.	X

ANNEX B

PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION

        The following sets forth how Articles FIFTH, SIXTH, SEVENTH, TENTH, and ELEVENTH of the Certificate of Incorporation of the Corporation (the "Corporation's Charter") shall read if approved by the stockholders at the Annual Meeting.

  I.
  ARTICLE FIFTH SHALL BE AMENDED TO READ AS FOLLOWS:

        FIFTH: Except and to the extent designated with respect to the Preferred Stock, all rights to vote and all voting power shall be vested in the Common Stock and the holders thereof shall be entitled at all elections of directors to one (1) vote per share.

  II.
  ARTICLE SIXTH SHALL BE AMENDED TO READ AS FOLLOWS:

        SIXTH: Each director, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Certificate of Incorporation, shall hold office until a successor is elected at the next succeeding annual meeting of stockholders and qualified or until such director's earlier death, resignation or removal. Regardless of the foregoing sentence, in the case of directors designated as Class I directors elected at the annual meeting of stockholders held in 2003, such directors shall hold office until a successor is elected at the annual meeting of stockholders held in 2006 and qualified or until such director's earlier resignation or removal, and in the case of directors designated as Class II directors elected at the annual meeting of stockholders held in 2004, such directors shall hold office until a successor is elected at the annual meeting of stockholders held in 2007 and qualified or until such director's earlier death, resignation or removal, and in the case of directors designated as Class III directors elected at the annual meeting of stockholders held in 2002, such directors shall hold office until a successor is elected at the annual meeting of stockholders held in 2005 and qualified or until such director's earlier death, resignation or removal. From and after the expiration of the respective terms of office described above, nominees for election to replace the directors in Class I, II or III as such directors' terms expire will be elected for one-year terms at each successive annual meeting of stockholders, to hold office until a successor is elected at the next succeeding annual meeting of stockholders and qualified or until such director's earlier death, resignation or removal. Any vacancy on the Board of Directors, howsoever resulting, shall be filled according to the terms specified in the Bylaws of the Corporation.

        Notwithstanding the foregoing, whenever the holders of any one or more classes or series thereof of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to the second paragraph of Article FOURTH applicable thereto.

  III.
  ARTICLE SEVENTH SHALL BE AMENDED TO READ AS FOLLOWS:

        SEVENTH: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

  IV.
  ARTICLE TENTH SHALL BE AMENDED TO READ AS FOLLOWS:

        TENTH: In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

  V.
  ARTICLE ELEVENTH SHALL BE AMENDED TO READ AS FOLLOWS:

        ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

        The following "marked version" illustrates the changes that would be made to the existing Articles FIFTH, SIXTH, SEVENTH, TENTH, and ELEVENTH of the Corporation's Charter if approved by the stockholders at the Annual Meeting. Language that would be added is double underlined and language that would be deleted is struck out.

  I.
  CHANGES THAT WOULD BE MADE TO ARTICLE FIFTH:

        FIFTH: Except and to the extent designated with respect to the Preferred Stock, all rights to vote and all voting power shall be vested in the Common Stock and the holders thereof shall be entitled at all elections of directors to one (1) vote per share. ~~Special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board, the Chief Executive officer or the President of the Corporation.~~

  II.
  CHANGES THAT WOULD BE MADE TO ARTICLE SIXTH:

        SIXTH: ~~The directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. The term of the initial Class I directors shall terminate on the date of the 1994 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 1995 Annual meeting of stockholders; and the term of the Initial Class III directors shall terminate on the date of the 1996 annual meeting of stockholders. At each annual meeting of stockholders beginning in 1994, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as reasonably possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no class will a decrease in the number of directors shorten the term of any incumbent directors. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, shall be filled according to the terms specified in the Bylaws of the Corporation.~~

        ~~Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, only for cause in the manner specified in Section 141(k)(1) of the GCL.~~

        Each director, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as set forth in this Certificate of Incorporation, shall hold office until a successor is elected at the next succeeding annual meeting of stockholders and qualified or until such director's earlier death, resignation or removal. Regardless of the foregoing sentence, in the case of directors designated as Class I directors elected at the annual meeting of stockholders held in 2003, such directors shall hold office until a successor is elected at the annual meeting of stockholders held in 2006 and qualified or until such director's earlier death, resignation or removal, and in the case of directors designated as Class II directors elected at the annual meeting of stockholders held in 2004, such directors shall hold office until a successor is elected at the annual meeting of stockholders held in 2007 and qualified or until such director's earlier death, resignation or removal, and in the case of directors designated as Class III directors elected at the annual meeting of stockholders held in 2002, such directors shall hold office until a successor is elected at the annual meeting of stockholders held in

2005 and qualified or until such director's earlier death, resignation or removal. Any vacancy on the Board of Directors, howsoever resulting, shall be filled according to the terms specified in the Bylaws of the Corporation.

        Notwithstanding the foregoing, whenever the holders of any one or more classes or series thereof of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to the second paragraph of Article FOURTH applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by much terms~~.

  III.
  CHANGES THAT WOULD BE MADE TO ARTICLE SEVENTH:

        SEVENTH: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

        ~~Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by written consent of the stockholders pursuant to the GCL; provided, however, if the Corporation has only one stockholder, then any action required or permitted to be taken at any annual or spatial meeting of stockholders may be taken by the written consent of such stockholder.~~

  IV.
  CHANGES THAT WOULD BE MADE TO ARTICLE TENTH:

        TENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized ~~shall have the sole authority~~ to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation.

  V.
  CHANGES THAT WOULD BE MADE TO ARTICLE ELEVENTH:

        ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation ~~; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote, but in addition to any vote of the holders of any class or series thereof of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of the outstanding shares of stock of all classes and series thereof of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with (i) the second sentence of Article FIFTH, (ii) Article SIXTH, (iii) the second paragraph of Article SEVENTH, (iv) Article TENTH or (v) this Article ELEVENTH~~.

ANNEX C

2004 INCENTIVE STOCK PLAN

Section 1. Purpose; Effective Date; Definitions

        The purpose of the 3D Systems Corporation 2004 Incentive Stock Plan (the "Plan") is to assist the Company and its Subsidiaries and Affiliates in attracting and retaining employees and consultants of outstanding competence by providing an incentive that permits the persons responsible for the Company's growth to share directly in that growth and to further the identity of their interests with the interests of the Company's stockholders. Subject to stockholder approval on or before such date, this Plan is effective as of May 19, 2004.

        For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)   "Affiliate" means any current or future entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Cause" means, but is not limited to, any of the following actions: embezzlement; fraud; nonpayment of any obligation owed to the Company, a Subsidiary or an Affiliate; breach of fiduciary duty; deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company; unauthorized disclosure of any trade secret or confidential information; conduct constituting unfair competition; and the inducement of any customer of the Company to breach a contract with the Company. The determination of whether Cause exists shall be made in the Company's sole discretion.

          (d)   "Code" means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended from time to time, and any successor thereto.

          (e)   "Committee" means the Committee referred to in Section 2 of the Plan.

          (f)    "Common Stock" means the common stock, $0.001 par value per share, of the Company.

          (g)   "Company" means 3D Systems Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (h)   "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

          (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (j)    "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted selling price of the Common Stock on the Nasdaq Stock Market (or such other principal stock exchange on which the Company's shares are listed on such date, as applicable) or, if no such sale of Common Stock occurs on the Nasdaq Stock Market (or such other principal stock exchange, as applicable) on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

          (k)   "Incentive Stock Option" means any Stock Option and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (l)    "Issue Price" shall have the meaning set forth in Section 6(b).

          (m)  "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (n)   "Participant" means an employee or consultant who receives an award under this Plan.

          (o)   "Performance Award" means an award under Section 8 that is based on the level of attainment of performance goals related to objective business criteria.

          (p)   "Person" means "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company, any Subsidiary or any Affiliate, and any employee benefit plan sponsored or maintained by the Company or any Subsidiary or Affiliate (including any trustee of such plan acting in the capacity of trustee).

          (q)   "Plan" means this 3D Systems Corporation 2004 Incentive Stock Plan, and any successor thereto, as amended from time to time.

          (r)   "Plan Year" shall mean the calendar year.

          (s)   "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 6.

          (t)    "Retirement" means retirement from active employment by or service with the Company, a Subsidiary or an Affiliate on or after age 65.

          (u)   "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5.

          (v)   "Subsidiary" means those corporations fifty percent (50%) or more of whose outstanding voting stock is owned or controlled, directly or indirectly, by the Company and those partnerships and joint ventures in which the Company owns directly or indirectly a fifty percent (50%) or more interest in the capital account or earnings.

Section 2. Administration

        The Plan shall be administered by the Compensation Committee, which consists of two or more members of the Board, each of whom shall be both a "Non-Employee Director," as that term is defined in Rule 16b-3(b)(3)(i) of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code.

        The Committee shall have full authority to grant, pursuant to the terms of the Plan, to employees and consultants eligible under Section 4: (i) Stock Options, (ii) Restricted Stock; and/or (iii) Performance Awards.

        In particular the Committee shall have the authority, without limitation:

  (i)
  To select the employees and consultants to whom Stock Options, Restricted Stock, and/or Performance Awards may be granted hereunder, separately or in tandem, from time to time;

  (ii)
  Subject to the provisions of Sections 3 and 8, to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

  (iii)
  To determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions are not required to be the same in respect of each Participant;

  (iv)
  To designate the Corporate Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and to grant authority to such persons to execute agreements or other documents on its behalf.

        The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan Participants.

Section 3. Common Stock Subject to Plan

        (a)    Number of Shares Available for Award.    Effective May 19, 2004, the total number of shares of Common Stock reserved and available for distribution under the Plan shall be one million (1,000,000) shares.

        If shares of Common Stock cease to be subject to a Stock Option, or if shares of Common Stock that are subject to any Restricted Stock award or Performance Award granted hereunder are repurchased by the Company or forfeited (as applicable), or any such award otherwise terminates without a payment being made to the Participant in the form of Common Stock, such shares shall not be counted against the share limits set forth in this Section 3 and shall again be available for distribution in connection with future awards under the Plan.

        In the event of any change in the outstanding shares of Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of security, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend), then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the Plan and the awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities that may be acquired pursuant to awards theretofore granted under the Plan; (ii) the maximum number and type of shares or other securities that may be issued pursuant to awards thereafter granted under the Plan; (iii) the number of shares of Restricted Stock that are outstanding; and (iv) the maximum number of shares or other securities with respect to which awards may thereafter be granted to any Participant in any Plan Year) as the Committee determines are necessary or appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock available for distribution under the Plan as set forth in this Section 3. Such adjustments shall be conclusive and binding for all purposes of the Plan.

        (b)    Limitation on Shares Subject to Stock Options.    Subject to adjustment from time to time pursuant to Section 3(a) above, not more than one-hundred thousand (100,000) shares of Common Stock, in the aggregate, may be made subject to Stock Options under the Plan in respect of any one Participant during any Plan Year.

Section 4. Eligibility

        Any person who is an employee of or consultant to the Company, a Subsidiary or an Affiliate shall be eligible to be considered for the grant of Stock Options, Restricted Stock, and/or Performance Awards under the Plan.

Section 5. Stock Options

        Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option shall be in such form as the Committee may from time to time approve; shall be subject to the following terms and conditions; and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)    Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant, provided, however, that the exercise price per share of Common Stock purchasable under an Incentive Stock Option that is granted to an individual who, at the time of the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

          (b)    Option Term and Exercisability.    The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date such Option is granted; provided, however, that no Incentive Stock Option that is granted to an individual who, at the time of the grant, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, shall be exercisable more than five (5) years after the date such Incentive Stock Option is granted. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in an agreement evidencing the award.

          (c)    Method of Exercise.    Stock Options may be exercised in whole or in part subject to the terms of the agreement evidencing such Stock Options by giving written notice of exercise to the Company, or its designated representative, specifying the number of shares to be purchased.

          Such notice shall be accompanied by payment in full of the exercise price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, payment in full or in part also may be made through a "cashless exercise" (which will be conducted in a manner acceptable to the Company through a third party broker, and otherwise in compliance with Section 402 of the Sarbanes-Oxley Act) in which the exercise price (and any interest thereon) is subtracted from the number of shares of Common Stock received by the Participant upon exercise of the Stock Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised), provided, however, that in the case of an Incentive Stock Option, the number of shares used or deemed to be used to satisfy the exercise price will not be treated as having been purchased through the exercise of an Incentive Stock Option.

          No shares of Common Stock shall be issued until full payment has been made. No Participant shall have interest in or be entitled to voting rights or dividends or other rights or privileges of stockholders of the Company with respect to shares of Common Stock granted pursuant to the Plan unless, and until, shares of Common Stock actually are issued to such person and then only from the date such person becomes the record owner thereof and, if requested, has given the representation described in Section 14.

          (d)    Termination by reason of Death or Disability.    If a Participant's employment by or service with the Company, a Subsidiary or an Affiliate terminates by reason of death or Disability, any Stock Option held by such optionee thereafter may be exercised until the expiration of twelve (12) months after the date of such termination, provided such Stock Option was exercisable on such date of termination.

          (e)    Termination by the Company without Cause, Retirement, Resignation.    If a Participant's employment by or service with the Company, a Subsidiary or an Affiliate is terminated (other than as provided in subsection (d) above) by the Company without Cause, by reason of Retirement, or on account of voluntary resignation provided that it is determined by the Committee that Cause did not exist as of the time of resignation, any Stock Option held by such Participant thereafter may be exercised until the expiration of ninety (90) days after the date of such termination, provided such Stock Option was exercisable on such date of termination.

          (f)    Other Termination.    Unless otherwise determined by the Committee, if a Participant's employment by or service with the Company, a Subsidiary or an Affiliate is terminated for any reason other than as specified in subsections (d) and (e) above, including termination with Cause, any unexercised Stock Option granted to such Participant shall be cancelled on the date of such termination, whether or not exercisable on such date.

          (g)    Incentive Stock Options.    Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code. If an Incentive Stock Option is exercised other than in accordance with the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option thereafter will be treated as a Nonqualified Stock Option.

Section 6. Restricted Stock

        (a)    Exercise of Right to Purchase Shares.    A Participant who has been granted an award of Restricted Stock may exercise his or her right to purchase shares of Common Stock during the sixty (60) day period beginning immediately after the grant of the award, provided that such individual still is an employee of or consultant to the Company, a Subsidiary or an Affiliate on the date of such exercise. The Participant shall exercise his or her right to purchase by giving written notice to the Company. The Issue Price of the Common Stock to be issued shall be tendered in cash at the time such notice is given.

        (b)    Issue Price.    Prior to the issuance of Common Stock, the Participant shall pay to the Company any amount of money per share (the "Issue Price") to be determined by the Committee that shall take into consideration the value of the services performed and to be performed by the Participant, and which amount shall not be less than par value, nor more than ten percent (10%) of the Fair Market Value per share on the date of the award. If the Issue Price (as determined by the Committee on the date of the award) exceeds ten percent (10%) of the Fair Market Value per share, the Issue Price shall be reduced to an amount that shall represent ten percent (10%) of the Fair Market Value per share.

        (c)    Company Option to Repurchase.

  (i)
  Unless a different period is specified by the Committee at the time an award of Restricted Stock is granted, for a period beginning on the date of the grant and ending on the third anniversary of such date or the date specified in paragraph (ii) below, whichever is later, the Common Stock underlying such award shall be subject to an option in favor of the Company to repurchase at a price per share equal to the Issue Price. The option of the Company only shall become exercisable upon the termination of employment or service of the Participant with the Company, a Subsidiary or an Affiliate, other than by reason of death or Disability.

  (ii)
  Notwithstanding anything herein to the contrary, in the case of a Participant who terminates employment or service within 120 days or less before the third anniversary of the grant date, the option of the Company to repurchase the Restricted Stock shall not expire until 120 days after the date of such termination.

  (ii)
  The decision to exercise any such option as to all or part of the Common Stock subject thereto shall be made by the Committee and communicated to the Chief Executive Officer or other appropriate officer of the Company authorized to take any action necessary to effectuate such decision.

  (iv)
  Neither the Common Stock underlying an award of Restricted Stock nor any interest therein shall be sold, transferred or encumbered until such option expires.

        (d)    Exercise of Option to Repurchase.    The Company shall exercise its option to repurchase the Common Stock underlying a grant of Restricted Stock, in whole or part, by sending written notice to the Participant at the address specified by the Participant for such purpose no later than 120 days after the Participant's termination of employment or service. The notice shall set forth all necessary information to instruct the Participant in respect of endorsing and returning to the Company the certificates representing such Common Stock, including the date on which such certificates should be returned. Written notice also may be delivered in person to the Participant, at any location, provided that such delivery occurs no later than 120 days after the Participant's termination of employment or service. The Participant or any successor in interest with respect to such Common Stock shall have no further rights as a stockholder of the Company from and after the date specified in the notice. If certificates duly are delivered in accordance with the written notice, the Company promptly shall send the Participant a check in repayment of the Issue Price. The Company shall affix to such certificates any required stock transfer stamps. If certificates are not so delivered, the Company shall deposit the required amount of payment in an escrow account in the name of the Participant to be held pending delivery of the certificates, and the Company immediately shall advise its transfer agent of such action.

        (e)    Legend on Certificate.    All shares of Common Stock underlying a grant of Restricted Stock that are subject to a repurchase option in favor of the Company shall be issued with a legend substantially in the following form:

    This certificate and the shares represented hereby are held subject to the terms of the 2004 Incentive Stock Plan (the "Plan") of 3D Systems Corporation (the "Company"), which Plan provides that the shares issued pursuant thereto are subject to an option in favor of the Company to reacquire such shares at a price that may be significantly lower than their fair market value and that neither such shares nor any interest therein may be sold, transferred or encumbered until the expiration of such option. If such option is exercised, the holder of the shares represented by this certificate will have no further rights with respect to such shares and this certificate will be deemed void. A copy of such Plan is available for inspection at the executive offices of the Company.

        Upon the expiration of the Company's option to reacquire the shares of Common Stock, the Participant may surrender to the Company the certificate(s) representing such Common Stock in exchange for a new certificate(s), free of the above legend, or for a statement from the Company representing such shares in book entry form free of such legend.

        (f)    Rights as Stockholder.    The prospective recipient of a Restricted Stock award shall not have any right with respect to such award, unless and until the recipient has executed an agreement evidencing the award, delivered a fully executed copy thereof to the Company, and otherwise complied with the terms and conditions of such award and of this Section 6, and then only from the date such person becomes the record owner of the shares of Restricted Stock. Once the conditions in the foregoing sentence have been satisfied, and except as provided in Section 6(c), the Participant shall have with respect to an award of Restricted Stock all the rights of a stockholder of the Company, including the right to vote and to receive cash dividends (if any). The Committee, in its sole discretion, as determined at the time of the award, may permit or require such cash dividends (if any) to be reinvested in additional Restricted Stock, provided that sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding awards under the Plan). Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of

Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

Section 7. Performance Awards

        (a)    Performance Goals.    Notwithstanding anything else contained in the Plan to the contrary, unless the Committee otherwise determines at the time of grant, any Restricted Stock granted to an officer who is subject to the reporting requirements of Section 16(a) of the Exchange Act, as amended, and whose compensation is subject to the limitation on deductibility of compensation under Section 162(m) of the Code, shall be a Performance Award and shall vest or otherwise become exercisable only upon the determination by the Committee that performance goals established by the Committee have been attained, in whole or in part. Such performance goals, the business criteria upon which they are based, and the weights or other formulas to be applied to any such business criteria shall be set forth in writing by the Committee not later than ninety (90) days after the start of each Plan Year; provided, however, that if the performance goals are to be measured over a period shorter than the Plan Year, the above items are to be set forth in writing by the Committee before twenty-five percent (25%) of the measurement period has elapsed. The relevant business criteria include, either individually or in combination, applied to the Participant or to the Company, a Subsidiary or an Affiliate as a whole or to individual units thereof, and measured either absolutely or relative to a designated group of comparable companies: (i) cash flow, (ii) earnings per share, (iii) earnings before interest, taxes, depreciation, and amortization (EBITDA), (iv) return on equity, (v) total stockholder return, (vi) return on capital, (vii) return on assets or net assets, (viii) revenue, (ix) income or net income, (x) operating income or net operating income, (xi) operating profit or net operating profit, (xii) operating margin, and (xiii) return on operating revenue.

        (b)    Maximum Performance Award.    The maximum, aggregate amount that can be awarded to any one Participant pursuant to Performance Awards in one (1) Plan Year is one million dollars ($1,000,000).

        (c)    Interpretation.    The Committee shall not have the discretion to accelerate the vesting or other lapse of restrictions relating to any Performance Award, or to decrease the Issue Price or other exercise price of any Performance Award, once granted. Notwithstanding anything else in the Plan to the contrary, the Committee shall not be entitled to exercise any discretion if it would cause a Performance Award to fail to qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

Section 8. Change in Control

        Notwithstanding any other provision of the Plan, in the event that (i) the Company is merged into or consolidated with another corporation or other entity and as a result of such merger or consolidation less than seventy percent (70%) of the combined voting power of the outstanding voting securities of the surviving or resulting corporation or other entity shall, after giving effect to such merger or consolidation, be "beneficially owned" (within the meaning of Sections 13(d) and 14(d) of Exchange Act) in the aggregate, directly or indirectly, by the former stockholders of the Company (excluding from such computation any such securities beneficially owned, directly or indirectly, by "affiliates" of the Company (as defined in Rule 12b-2 under the Exchange Act) and such securities so beneficially owned, directly or indirectly, by a party to such merger or consolidation), (ii) the Company shall sell all or substantially all of its assets, (iii) any "person" is or becomes the "beneficial owner" (as the terms "person" and "beneficial owner" are used in Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, (iv) as a result of any solicitation subject to Rule 14a-11 under the Exchange Act (or any successor rule thereto) one or more persons not recommended by or opposed for election to the Board by one-third or more of the directors of the

Company then in office is or are elected a director of the Company, or (v) the Company shall become subject for any reason to a voluntary or involuntary dissolution or liquidation, then, in any such event, as of the close of business at the principal executive office of the Company on the business day immediately preceding the date on which such event occurs, for purposes of the Plan and to the extent that the provisions of the Plan remain applicable to shares granted under the Plan, (x) Stock Options granted under the Plan, to the extent not already vested, shall immediately vest and become exercisable; (y) the restriction provided for in Section 6(c) of the Plan in respect of Restricted Stock shall without further act expire and cease to apply, and the requirement of a legend on stock certificates provided for in Section 6 of the Plan shall without further act expire and cease to apply, and each Participant holding Restricted Stock shall thereupon have the right to receive an unlegended certificate as set forth in the last sentence of Section 6(e) of the Plan; and (z) the performance goals to which the vesting of Performance Awards are subject shall be deemed to be met at target, such that Performance Awards immediately become fully vested.

Section 9. Transferability; Successors

        Stock Options, Restricted Stock or Performance Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

        The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

Section 10. Amendments and Termination

        The Board may amend, alter or discontinue the Plan at any time, provided that (i) no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant in respect of any outstanding award hereunder without such Participant's prior consent; and (ii) the number of shares available for issuance under the Plan (subject to adjustment pursuant to Section 3), either in the aggregate, or, pursuant to Stock Options granted to any one person, shall not be increased; the minimum Stock Option exercise prices set forth in Section 5(a) shall not be decreased; the minimum Issue Price set forth in Section 6(b) shall not be decreased; and any provision of Section 8 relating to Performance Awards shall not be changed, without further approval of the stockholders of the Company.

        Subject to the above provisions, the Board shall have broad authority to amend the Plan to take in to account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Section 11. Company's Right to Terminate Retention; Exclusivity

        Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements or modifying existing compensation arrangements for Participants, subject to stockholder approval if such approval is required by applicable statute, rule or regulation; and such arrangements either may be generally applicable or applicable only in specific cases. Neither the adoption of the Plan nor a grant to a Participant of any Stock Option, Restricted Stock award or Performance Aware shall confer upon any Participant any right to continued employment or service with the Company.

Section 12. Tax Withholding

        The Company shall make appropriate provisions for the payment of any Federal, state or local taxes or any other charges that may be required by law to be withheld by reason of a grant or the issuance of shares of Common Stock pursuant to the Plan.

Section 13. Choice of Law

        The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 14. Governmental and Other Regulations and Restrictions

          (a)    In General.    The issuance by the Company of any shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

          (b)    Registration of Shares.    The Company shall use its reasonable commercial efforts to cause the shares of Common Stock issuable in connection with this Plan to be registered under the Securities Act of 1933, as amended (the "Securities Act"), but shall otherwise be under no obligation to register any shares of Common Stock issued under the Plan under the Securities Act or otherwise. If, at the time any shares of Common Stock are issued pursuant to the Plan, there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering such shares of Common Stock, the Participant to whom such shares are to be issued will execute and deliver to the Company upon receipt by him or her of any such shares an undertaking, in form and substance satisfactory to the Company, that (i) such Participant has had access or will, by reason of such person's employment or service with the Company, or otherwise, have access to sufficient information concerning the Company to enable him or her to evaluate the merits and risks of the acquisition of shares of the Company's Common Stock pursuant to the Plan, (ii) such Participant has such knowledge and experience in financial and business matters that such person is capable of evaluating such acquisition, (iii) it is the intention of such Participant to acquire and hold such shares for investment and not for the resale or distribution thereof, (iv) such Participant will comply with the Securities Act and the Exchange Act with respect to such shares, and (v) such Participant will indemnify the Company for any cost, liability and expense that the Company may sustain by reason of any violation of the Securities Act or the Exchange Act occasioned by any act or omission on his or her part with respect to such shares.

          (c)    Resale of Shares.    Without limiting the generality of Section 9, shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (i) such shares shall have been registered by the Company under the Securities Act, (ii) the Company shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Company to the effect that such sale, transfer or other disposition of the shares may be effected without such registration, or (iii) such sale, transfer or disposition of the shares is made pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act, as the same may from time to time be in effect, and the Company shall have received an opinion of counsel acceptable to the Company to such effect.

          (d)    Legend on Certificates.    The Company may require that any certificate evidencing shares issued pursuant to the Plan bear a restrictive legend and be subject to stop-transfer orders or other actions, intended to effect compliance with the Securities Act or any other applicable regulatory measure.

Section 15. Election With Respect to Restricted Property

        A Participant who receives an award of Restricted Stock shall be entitled to make, at his or her discretion, within thirty (30) days of receipt of such restricted property and in accordance with applicable laws and regulations, the election provided for under Section 83(b) of the Code to be taxed on the fair market value of such restricted property at the time it is received. Participants should consult their individual tax advisors as to the tax consequences to them of the election under Section 83(b).

ANNEX D

RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

Section 1. Purpose.

        This Restricted Stock Plan for Non-Employee Directors (the "Plan") of 3D Systems Corporation (the "Company") is designed to enhance the ability of the Company to attract, retain and motivate Non-Employee Directors (as defined in Section 3) of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the Company's Common Stock. It is the intention of the Company to provide for payment in shares of the Company's common stock, par value $0.001 per share ("Common Stock"), of all or a portion of the annual retainer paid to each Non-Employee Director.

Section 2. Stock Available.

        The stock subject to the Plan shall be such authorized but unissued or treasury shares of Common Stock as shall from time to time be available for issuance pursuant to the Plan. The total amount of Common Stock that may be issued pursuant to the Plan is two hundred thousand (200,000) shares, subject to adjustment in accordance with Section 7.

Section 3. Eligibility.

        Each Non-Employee Director of the Company shall be eligible to participate in the Plan. As used in the Plan, the term "Non-Employee Director" shall include any person who, at the time of his or her election to the Board of Directors of the Company (the "Board"), is not an officer or employee of the Company or any of its Subsidiaries or Affiliates (as such terms are defined in Section 16). Any Non-Employee Director who becomes an officer or employee of the Company or any of its Subsidiaries or Affiliates shall cease to be eligible to participate in the Plan for so long as such person remains such an officer or employee.

Section 4. Grants of Shares.

        Grants of Common Stock under the Plan shall be made as follows:

          (a)    Initial Grants.    On the date any Non-Employee Director first is elected a director of the Company on or after the Effective Date (as defined in Section 19) of the Plan, such Non-Employee Director shall receive a grant of one thousand (1,000) shares of Common Stock; provided that such grant shall not be made (i) to a Non-Employee Director who was, within twelve (12) months immediately preceding his or her election as a director, an officer or employee of the Company or any of its Subsidiaries; or (ii) to a Non-Employee Director who, within twelve (12) months immediately preceding his or her election as a director, already was a director on the Company's Board.

          (b)    Annual Grants.    At the close of business on the date of each annual meeting of the stockholders of the Company, a grant of three thousand (3,000) shares of Common Stock shall be awarded to (i) each Non-Employee Director who is elected on such date; and (ii) each Non-Employee Director whose term of service extends past such date.

          (c)    Interim Grants.    In the event that, on or after the Effective Date of the Plan, any Non-Employee Director is elected a director at other than an annual meeting of the stockholders of the Company, in addition to any Common Stock granted pursuant to Section 4(a), such Non-Employee Director shall receive on the date of such Non-Employee Director's election a grant of that number of shares of Common Stock that is equal to the product of three thousand (3,000) multiplied by a fraction, the numerator of which shall be the number of days remaining from the date of such Non-Employee Director's election to the date of the next annual meeting of the stockholders of the Company provided for in accordance with the By-Laws of the Company as then in effect, and the denominator of which shall be 365.

          (d)    Non-Transferability of Grants.    Except as provided below in this Section 4(d) and in Section 4(e), no right to receive shares of Common Stock pursuant to the Plan shall be transferable by any Non-Employee Director and no shares of Common Stock issued pursuant to the Plan, or any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including, without limitation, by way of gift or donation) by the Non-Employee Director to whom such shares are issued, as long as such Non-Employee Director shall remain a director of the Company. In the case that a Non-Employee Director becomes an employee of the Company, but retains his or her position as a director, the restriction on transferability described in this Section 4(d) shall remain on the Common Stock granted pursuant to this Plan as long as such employee shall remain a director of the Company. Each Non-Employee Director may provide the Company with a written designation in form satisfactory to the Company's counsel designating a person or persons ("Beneficiary") entitled to receive shares to be issued pursuant to a grant of shares under the Plan upon the death of such Non-Employee Director after such grant but prior to the issuance of shares pursuant to such grant. The Company shall honor each such written designation, provided that the Beneficiary named shall take all steps necessary to comply with the Plan, including the payment of the Issue Price (as defined below) if not paid by the Non-Employee Director and the execution of any agreement reasonably required by counsel to the Company in order to comply with the Plan or with federal or state securities laws or other legal requirements.

          (e)    Sale of Shares to Satisfy Tax Obligation.    Notwithstanding anything in this Section 4 to the contrary, Non-Employee Directors shall be permitted to sell up to fifty percent (50%) of the shares of Common Stock covered by any grant in order to satisfy any tax obligation arising from such grant or grants.

          (f)    Execution of Agreement.    Each grant of Common Stock pursuant to this Section 4 shall be contingent on and subject to (i) payment by the Non-Employee Director (or by his or her Beneficiary) pursuant to Section 5 of the Issue Price for the shares covered by such grant; and (ii) execution by the Non-Employee Director (or by his or her Beneficiary) of a document agreeing to hold the shares of Common Stock covered by such grant in accordance with the terms and conditions of the Plan (including, without limitation, Sections 4(d), 4(e) and 13) and containing such other terms and conditions as may be required by counsel to the Company in order to comply with federal or state securities laws or other legal requirements.

Section 5. Issue Price of Common Stock.

        Prior to the issuance of Common Stock to a Non-Employee Director pursuant to the Plan, the Non-Employee Director shall pay to the Company an amount of money per share ("Issue Price") equal to the par value per share of the Common Stock. The Issue Price for shares of Common Stock granted pursuant to the Plan shall be tendered to the Company within thirty (30) days after notice of the amount thereof is given by the Company to the recipient of such shares.

Section 6. Change in Control.

        Notwithstanding any other provision of the Plan, in the event that (i) the Company is merged into or consolidated with another corporation or other entity and as a result of such merger or consolidation less than seventy percent (70%) of the combined voting power of the outstanding voting securities of the surviving or resulting corporation or other entity shall, after giving effect to such merger or consolidation, be "beneficially owned" (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act")) in the aggregate, directly or indirectly, by the former stockholders of the Company (excluding from such computation any such securities beneficially owned, directly or indirectly, by "affiliates" of the Company (as defined in Rule 12b-2 under the Securities Exchange Act) and any such securities so beneficially owned, directly or indirectly, by a party to such merger or consolidation); (ii) the Company sells all or substantially all of its assets; (iii) any "person" is or becomes the "beneficial owner" (as the terms "person" and "beneficial owner" are used in Sections 13(d) and 14(d) of the Securities Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; (iv) as a result of any solicitation subject to Rule 14a-11 under the Securities Exchange Act (or any successor rule thereto), one or more persons not recommended by or opposed for election to the Board of Directors by one-third or more of the directors of the Company then in office is or are elected a director of the Company; or (v) the Company shall become subject for any reason to a voluntary or involuntary dissolution or liquidation, then, as of the close of business at the principal executive office of the Company on the business day immediately preceding the date on which such event occurs, for purposes of the Plan and to the extent that the provisions of the Plan remain applicable to shares granted under the Plan, the restriction provided in Section 4(d) of the Plan shall without further act expire and cease to apply to any securities granted under the Plan, the requirement of a legend on stock certificates provided in Section 9 shall without further act expire and cease to apply to any securities granted under the Plan, and each Non-Employee Director holding shares issued under the Plan shall thereupon have the right to receive an unlegended certificate as set forth in the last sentence of Section 9.

Section 7. Adjustments.

        In the event of changes in the common stock of the Company after the Effective Date by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation: (a) the restriction provided in Section 4(d) and the requirement of a legend on stock certificates provided in Sections 9 and 10(d) shall apply to any securities issued in connection with any such change in respect of stock which has been granted under the Plan; and (b) appropriate adjustments shall be made by the Board as to (i) the number of shares to be delivered and the Issue Price where such change occurred after the date of the grant but before the date the stock covered by the grant is delivered; and (ii) the number and class of shares available under the Plan in the aggregate, which changes shall be made in the same manner as such items are adjusted for purposes of the 2004 Incentive Stock Plan of 3D Systems Corporation as then in effect.

Section 8. Action by Company.

        Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Company or its stockholders to make or effect any adjustment, recapitalization or other change in the Common Stock referred to in Section 7, any change in the Company's business, any issuance of debt obligations or stock by the Company, or any grant of options on stock of the Company.

Section 9. Legend on Stock Certificates.

        Every certificate of Common Stock issued pursuant to the Plan shall, so long as the restriction provided in Section 4(d) remains in effect, bear a legend in substantially the following form:

    This certificate and the shares represented hereby are held subject to the terms of the Restricted Stock Plan for Non-Employee Directors (the "Plan") of 3D Systems Corporation, which provides that neither the shares issued pursuant thereto, nor any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including, without limitation, by way of gift or donation) except in accordance with the Plan. A copy of the Plan is available for inspection at the executive offices of 3D Systems Corporation.

        Each Non-Employee Director may surrender to the Company the certificate or certificates representing such shares in exchange for a new certificate or certificates, free of the above legend, at any time after either such Non-Employee Director has ceased to be a director of the Company or the restriction provided in Section 4(d) otherwise has ceased to apply to the shares covered by such certificate.

Section 10. Government and Other Regulations and Restrictions.

        (a)    In General.    The issuance by the Company of any shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

        (b)    Registration of Shares.    The Company shall use its reasonable commercial efforts to cause the Common Stock to be issued pursuant to this Plan to be registered under the Securities Act of 1933, as amended (the "Securities Act"), but otherwise shall be under no obligation to register shares of Common Stock issued under the Plan under the Securities Act or otherwise. If, at the time shares of Common Stock are issued pursuant to the Plan, there shall not be on file with the Securities and Exchange Commission an effective registration statement under the Securities Act covering such shares of Common Stock, the Non-Employee Director to whom such shares are to be issued will execute and deliver to the Company upon receipt by him or her of any such shares an undertaking, in form and substance satisfactory to the Company, that (i) such Non-Employee Director has had access or will, by reason of such person's service as a director of the Company, or otherwise, have access to sufficient information concerning the Company to enable him or her to evaluate the merits and risks of the acquisition of shares of Common Stock pursuant to the Plan; (ii) such Non-Employee Director has such knowledge and experience in financial and business matters that such person is capable of evaluating such acquisition; (iii) it is the intention of such Non-Employer Director to acquire and hold such shares for investment and not for the resale or distribution thereof; (iv) such Non-Employer Director will comply with the Securities Act and the Securities Exchange Act with respect to such shares; and (v) such Non-Employer Director will indemnify the Company for any cost, liability and expense that the Company may sustain by reason of any violation of the Securities Act or the Securities Exchange Act occasioned by any act or omission on his or her part with respect to such shares.

        (c)    Resale of Shares.    Without limiting the generality of Section 4(d), shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (i) such shares shall have been registered by the Company under the Securities Act; (ii) the Company shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Company to the effect that such sale, transfer or other disposition of the shares may be effected without such registration; or (iii) such sale, transfer or other disposition of the shares is made pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act, as the same may from time to time be in effect, and the Company shall have received an opinion of counsel acceptable to the Company to such effect.

        (d)    Legend on Certificates.    The Company may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend, and be subject to stop-transfer orders or other actions, intended to effect compliance with the Securities Act or any other applicable regulatory measures.

Section 11. Company's Right to Terminate Retention; Non-Exclusivity.

        Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements or modifying existing compensation arrangements for Non-Employee Directors, subject to stockholder approval if such approval is required by applicable statute, rule or regulation; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any member of the Board any right to continued membership on the Board.

Section 12. No Rights in Common Stock.

        No Non-Employee Director or Beneficiary shall have any interest in or be entitled to voting rights or dividends or other rights or privileges of stockholders of the Company with respect to shares of Common Stock granted pursuant to the Plan unless, and until, shares of Common Stock actually are issued to such person and then only from the date such person becomes the record owner thereof.

Section 13. Tax Withholding.

        The Company shall make appropriate provisions for the payment of any Federal, state or local tax or any other tax that may be required by law to be withheld by reason of a grant or the issuance of shares of Common Stock pursuant to the Plan.

Section 14. No Liability.

        No member of the Board, or any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 15. Successors.

        The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy, or representative of creditors of such person.

Section 16. Subsidiaries and Affiliates.

        For purposes of the Plan, term (a) the term "Subsidiaries" includes those corporations fifty percent (50%) or more of whose outstanding voting stock is owned or controlled, directly or indirectly, by the Company and those partnerships and joint ventures in which the Company owns, directly or indirectly, a 50 percent (50%) or more interest in the capital account or earnings; and (b) the term "Affiliates" means any current or future entity other than the Company and its Subsidiaries that is designated by the Board as participating under the Plan.

Section 17. Expenses.

        The expenses of administering the Plan shall be borne by the Company.

Section 18. Termination and Amendment.

        The Board (or any committee thereof, as designated by the board to administrate the Plan) may from time to time amend or discontinue the Plan or any provision thereof; provided that no amendment or modification of the Plan shall, without the prior approval of the stockholders of the Company:

  (a)
  increase the number of shares of Common Stock available for grant;

  (b)
  materially increase the benefits accruing to participants under the Plan;

  (c)
  modify the requirements as to eligibility for participation; or

  (d)
  change any of the provisions of this Section 18.

        No amendment or discontinuation of the Plan or any provision thereof shall, without the written consent of the participant, adversely affect any shares theretofore granted to such participant under the Plan.

Section 19. Effective Date.

        The Plan shall become effective on May 19, 2004, subject to the approval of the stockholders of the Company.

- DETACH PROXY CARD HERE -

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF
3D SYSTEMS CORPORATION

        The undersigned hereby appoints Abraham N. Reichental, Robert M. Grace, Jr. and Fred R. Jones, or any of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and, to vote the shares of the undersigned which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders of 3D Systems Corporation (the "2004 Annual Meeting") to be held at 10:00 a.m., P.D.T., on May 19, 2004 at the offices of the Company at 26081 Avenue Hall, Valencia, California 91355 and at any adjournments or postponements thereof.

        This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the Election of the Class II Director Nominees, FOR Proposal Nos. 2 Through 9, as recommended by the Board of Directors on any other matters that may come before the Annual Meeting or any adjournments or postponements thereof or, in the absence of a board recommendation on any such other proper matters, in the proxy holders' discretion.

SEE REVERSE SIDE

Your vote is important. Please vote Today!
Please mark, sign, date and return your proxy form in the envelope provided.
Address Change/Comments (Mark the corresponding box on the reverse side)

3D SYSTEMS CORPORATION

YOU MAY VOTE BY TELEPHONE
It's Fast and Convenient

TWO WAYS TO VOTE:

TELEPHONE		OR	MAIL
1-888-426-7035
•	Use any touch-tone telephone to vote your proxy.		•	Mark, date and sign your proxy card and return it in the enclosed postage-paid envelope.
•	Have your proxy card in hand when you call.
•	You will be prompted to enter your control number, located in the box below, and then follow the directions given.
•	You can vote by telephone 24 hours a day, 7 days a week, but no telephone voting will be availabe after Midnight, E.D.T., on May 18, 2004.

Your telephone vote authorizes the named proxies to vote
your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your vote by telephone there is no need for you to mail back your proxy card.

- DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE -

The Board of Directors Recommends a vote FOR Proposal No. 1
1.	Election of Class II Director Nominees:			☐	FOR ALL NOMINEES	☐	WITHHOLD FROM ALL NOMINEES		Please Mark Here for Address ☐ Change or Comments SEE REVERSE SIDE
Nominees: 01 Miriam V. Gold, 02 Abraham N. Reichental						The Board of Directors Recommends a vote FOR Proposal No. 6
To withhold authority to vote for one or more of the Class II Nominees, check the "FOR ALL NOMINEES" box and write the nominee(s) name(s) from whom you want to withhold votes in the space below.						6.	Approval of the amendment of Article ELEVENTH of the Certification of Incorporation.
						☐	FOR	☐	AGAINST	☐	ABSTAIN
The Board of Directors Recommends a vote FOR Proposal No. 2						The Board of Directors Recommends a vote FOR Proposal No. 7
2.	Approval of the amendment of Article FIFTH of the Certificate of Incorporation.					7.	Approval of the 2004 Incentive Stock Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN	☐	FOR	☐	AGAINST	☐	ABSTAIN
The Board of Directors Recommends a vote FOR Proposal No. 3						The Board of Directors Recommends a vote FOR Proposal No. 8
3.	Approval of the amendment of Article SIXTH of the Certificate of Incorporation.					8.	Approval of the Restricted Stock Plan for Non-Employee Directors.
☐	FOR	☐	AGAINST	☐	ABSTAIN	☐	FOR	☐	AGAINST	☐	ABSTAIN
The Board of Directors Recommends a vote FOR Proposal No. 4						The Board of Directors Recommends a vote FOR Proposal No. 9
4.	Approval of the amendment of Article SEVENTH of the Certificate of Incorporation.					9.	Ratification of the appointment of BDO Seidman, LLP as the independent auditor for the year ending December 31, 2004.
☐	FOR	☐	AGAINST	☐	ABSTAIN	☐	FOR	☐	AGAINST	☐	ABSTAIN
The Board of Directors Recommends a vote FOR Proposal No. 5
5.	Approval of the amendment of Article TENTH of the Certificate of Incorporation.
☐	FOR	☐	AGAINST	☐	ABSTAIN

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2004 Annual Meeting and any adjournments or postponements thereof and acknowledges receipt of 3D Systems Corporation's Proxy Statement for the 2004 Annual Meeting
PLEASE MARK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. ☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and stockholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting 3D Systems Corporation's transfer agent, US Stock Transfer Corporation, at 1745 Gardena Ave., Glendale, California 91204, and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.
Signature(s) : Date:

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CONTENTS
GENERAL INFORMATION
VOTING MATTERS
VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF CLASS II DIRECTORS
DIRECTOR INDEPENDENCE
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
OPTION GRANTS IN 2003
AGGREGATED OPTION EXERCISES IN 2003 AND 2003 YEAR-END OPTION VALUES
PROPOSAL NOS. 2 THROUGH 6 AMENDMENT OF SUPERMAJORITY PROVISIONS
PROPOSAL NO. 7 APPROVAL OF 2004 INCENTIVE STOCK PLAN
PROPOSAL NO. 8 APPROVAL OF RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
PROPOSAL NO. 9 RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
PRINCIPAL INDEPENDENT AUDITOR FEES
CHANGE IN INDEPENDENT AUDITORS IN 2003
REPORT OF THE AUDIT COMMITTEE
COMMON STOCK PERFORMANCE COMPARISONS
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG 3D SYSTEMS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE S & P INFORMATION TECHNOLOGY INDEX
CODE OF ETHICS
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
AUDIT COMMITTEE CHARTER
3D SYSTEMS CORPORATION AUDIT COMMITTEE RESPONSIBILITIES CALENDAR (Addendum to Audit Committee Charter)
2004 INCENTIVE STOCK PLAN
RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS